As filed with the Securities and Exchange Commission on April 26, 2019

Registration Nos. 333-69508
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 19	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 90	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X   on May 1, 2019 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under flexible premium survivorship variable life insurance contracts.

CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes a flexible premium survivorship variable universal life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net Premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Fund") as follows:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I
VP Income & Growth Fund – Class I
VP International Fund – Class I
VP Mid Cap Value Fund – Class I
VP Ultra® Fund – Class I
VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares
Capital Income Builder® – Class 2 Shares
Global Bond Fund – Class 2 Shares
Global Growth Fund – Class 2 Shares
Growth-Income Fund – Class 2 Shares
New World Fund® – Class 2 Shares
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk Growth-Income Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (formerly Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2))
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares
Federated Insurance Series
Federated Managed Volatility Fund II – P (formerly known as Federated Managed Tail Risk Fund II – P)
Federated High Income Bond Fund II – P
Federated Government Money Fund II – S
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2
VIP Freedom Income PortfolioSM – Service Class 2
VIP Freedom 2010 PortfolioSM – Service Class 2

VIP Freedom 2015 PortfolioSM – Service Class 2
VIP Freedom 2020 PortfolioSM – Service Class 2
VIP Freedom 2025 PortfolioSM – Service Class 2
VIP Freedom 2030 PortfolioSM – Service Class 2
VIP Freedom 2035 PortfolioSM – Service Class 2
VIP Freedom 2040 PortfolioSM – Service Class 2
VIP Freedom 2045 PortfolioSM – Service Class 2
VIP Freedom 2050 PortfolioSM – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Total Return Bond Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of net Premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three Coverage Options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less the Loan Balance and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option Premium requirements.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Funds and Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Kansas City Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Kansas City Life that you wish to continue receiving paper copies of your shareholder reports by calling Variable Administration at (800) 616-3670. Your election to receive reports in paper will apply to all Funds and Portfolios available under your Contract.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2019.

[PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS CONTENTS
SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	5
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	13
KANSAS CITY LIFE INSURANCE COMPANY	13
FIXED ACCOUNT	13
THE VARIABLE ACCOUNT AND THE FUNDS	13
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	13
THE FUNDS	14
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	19
FINANCIAL CONDITION OF KANSAS CITY LIFE	20
VOTING RIGHTS	20
CHARGES AND DEDUCTIONS	21
PREMIUM EXPENSE CHARGES	21
MONTHLY DEDUCTION	21
DAILY MORTALITY AND EXPENSE RISK CHARGE	23
TRANSFER PROCESSING FEE	23
SURRENDER CHARGE	23
PARTIAL SURRENDER FEE	23
NET LOAN INTEREST CHARGE	23
FUND EXPENSES	24
OTHER TAX CHARGE	24
THE CONTRACT	24
PURCHASING A CONTRACT	24
WHO SHOULD PURCHASE A CONTRACT	24
APPLYING FOR A CONTRACT	24
OWNERSHIP	24
CHANGE OF OWNERSHIP	25
DETERMINATION OF CONTRACT DATE	25
REPLACEMENT OF EXISTING INSURANCE	25
FREE LOOK RIGHT TO CANCEL CONTRACT	26
ALLOCATION AND TRANSFERS	26
PREMIUM ALLOCATIONS AND CREDITING	26
TRANSFER PRIVILEGE	26
DOLLAR COST AVERAGING PLAN	28
PORTFOLIO REBALANCING PLAN	29
CHANGES IN THE CONTRACT OR BENEFITS	29
SUPPLEMENTAL AND/OR RIDER BENEFITS	29
PREMIUMS	30
PREMIUMS	30
PREMIUMS TO PREVENT LAPSE	32
HOW YOUR CONTRACT VALUES VARY	33
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	33
DETERMINING THE CONTRACT VALUE	33
CASH SURRENDER VALUE	34
COMPANY HOLIDAYS	34

DEATH BENEFIT	34
AMOUNT OF DEATH PROCEEDS	34
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	35
COVERAGE OPTIONS	35
CORRIDOR DEATH BENEFIT	35
GUARANTEED MINIMUM DEATH BENEFIT OPTION	36
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	37
SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED	37
CHANGES IN DEATH BENEFIT	37
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT	37
CHANGES IN COVERAGE OPTION	37
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT	38
DECREASES IN TOTAL SUM INSURED	39
SELECTING AND CHANGING THE BENEFICIARY	39
CASH BENEFITS	39
CONTRACT LOANS	39
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	40
PARTIAL SURRENDERS	40
PAYMENT OPTIONS	41
PAYMENT OF PROCEEDS	42
UNCLAIMED PROPERTY LAWS	42
REINSTATEMENT OF CONTRACT	43
TAX CONSIDERATIONS	43
INTRODUCTION	43
TAX STATUS OF THE CONTRACT	43
TAX TREATMENT OF CONTRACT BENEFITS	43
OUR INCOME TAXES	46
POSSIBLE TAX LAW CHANGES	46
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	47
SALE OF THE CONTRACTS	47
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	47
LITIGATION	48
BUSINESS DISRUPTION AND CYBER SECURITY RISKS	48
CHANGE OF ADDRESS NOTIFICATION	49
FINANCIAL STATEMENTS	49
DEFINITIONS	50
APPENDIX A	53
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	54

SUMMARY OF THE CONTRACT
The Contract is a flexible premium survivorship variable universal life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the net Premiums paid.
The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You could lose some or all of your money.  However, there is a Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount (less any Loan Balance and past due charges) upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  If this option is not in effect and the value is not enough to pay charges due, then the Contract will terminate without value after a Grace Period.  (See "PREMIUMS TO PREVENT LAPSE")  We do guarantee to keep the Contract in force during the first three years of the Contract as long as you meet certain Premium requirements.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  If a Contract lapses while loans are outstanding, adverse tax consequences may result.  (See "TAX CONSIDERATIONS")  The Contract also permits loans and partial surrenders, within limits.
This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The "Definitions" section at the end of the Prospectus defines certain words and phrases used in this Prospectus.
The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.
We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.
NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.
CONTRACT BENEFITS
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.
•	Death benefits are available as lump sum or under a variety of payment options.
•
The minimum initial Total Sum Insured is $200,000, which may be made up of a combination of Specified Amount and Additional Insurance Amount.  The Specified Amount must be at least $100,000.  We may allow these minimum limits to be reduced.  (See "APPLYING FOR A CONTRACT")

•	There are three Coverage Options available:
•	Option A–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured;
•	Option B–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value on the date of such death; and
•
Option L–at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  (See "COVERAGE OPTIONS")

Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply).  If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

1

•
There is flexibility to change the Coverage Option and Specified Amount.  (See "CHANGES IN COVERAGE OPTION" for rules and limits)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Loan Balance from the amount payable.
Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

•
Transfers.  You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any transfer processing fee from the remaining Contract Value.

Tax Benefits.  While guidance is limited for Survivorship Life Contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming the Contract satisfies the definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS")
Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Government Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.
Guaranteed Payment Period and Guaranteed Monthly Premium.  We guarantee to keep the Contract in force during the first three years of the Contract and during the three years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  If the value is not enough to pay charges due, the Contract will terminate without value after a Grace Period.  (See "PREMIUMS TO PREVENT LAPSE")
Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.
•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider
All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.
Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

2

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contract could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.
Such illustrations show Contract Values based on both current charges and guaranteed charges.
CONTRACT RISKS
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on you Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

3

Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).
A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
PORTFOLIO RISKS
A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.
There is no assurance that any Portfolio will achieve its stated investment objective.

4

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, completely surrender the Contract, or the Contract lapses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charges
Premium Tax Charge	Upon receipt of each Premium payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Sale Charge	Upon receipt of each Premium payment	6.00% of each Premium Payment	6.00% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge	Upon complete surrender or lapse during the first 10 Contract Years	$0.00- $50.00 per thousand of the Specified Amount at issue	$0.00- $50.00 per thousand of the Specified Amount at issue
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $590,000 Specified Amount during the first Contract Year	Upon complete surrender or lapse during the first 10 Contract Years	$7.84 per $1,000 of the Specified Amount at issue	$7.84 per $1,000 of the Specified Amount at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative.  In Appendix A, we list the surrender charge percentages of the initial surrender charge factor.

5

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[3]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk[4] annually	$0.00 - $358.81 per $1,000 of net amount at risk[4] annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $590,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk[4] annually	$0.01 per $1,000 of net amount at risk[4] annually
Monthly Expense Charge[5]
Monthly Charge	On the Allocation Date and on each Monthly Anniversary Day	$7.50	$7.50
Monthly Per Thousand of Specified Amount	On the Allocation Date and on each Monthly Anniversary Day for the first 10 Contract Years	$0.35 per $1,000 of the Specified Amount	See table below[6]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[7]	At the end of each Contract Year	2%	2%
Optional Rider Charges[8]
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $590,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.29 per $1,000 of rider coverage amount for a male, $0.26 per $1,000 of rider coverage amount for a female	$0.15 per $1,000 of rider coverage amount for a male, $0.11 per $1,000 of rider coverage amount for a female

6

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Joint Survivorship Four-Year Term Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $590,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.10 per $1,000 of rider coverage amount annually	$0.08 per $1,000 of rider coverage amount annually

3 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and other factors.  The charge generally increases as the Insureds Age.  The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
4 The net amount at risk on a Monthly Anniversary is the difference between the death benefit and the Contract Value.
5 The Monthly Expense Charge is the sum of the Monthly Charge and the Monthly Per Thousand of the Specified Amount Charge.
6 The Monthly Per Thousand of Specified Amount Charge is based on the issue age of the youngest Insured and is only assessed in Contract Years 1-10.

Contract Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07
30-39	$0.09
40-49	$0.14
50-59	$0.18
60-69	$0.28
70+	$0.35

7 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.
8 Charges for most of the riders vary based on individual characteristics such as the Insureds’ issue or actual Age, sex, and risk class, and may vary based on Contract year and base Total Sum Insured or net amount at risk.  Charges based on actual Age may increase as the Insureds’ age.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."

7

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2018.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
RANGE OF PORTFOLIO OPERATING EXPENSES9
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.46%[10]

9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2018.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
10 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2018.
ANNUAL PORTFOLIO OPERATING EXPENSES11
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):
Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.21%	NA	0.88%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.19%	0.01%	0.81%	0.01%	0.80%[12]
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.28%	NA	1.03%	NA	NA
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1.00%	NA	0.01%	NA	1.00%	0.11%	0.89%
VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
VP International Fund – Class I	1.36%	NA	0.01%	NA	1.37%	0.32%	1.05%
VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.16%	0.85%
VP Ultra® Fund – Class I	1.00%	NA	0.00%	NA	1.00%	0.17%	0.83%
VP Value Fund – Class I	0.97%	NA	0.00%	NA	0.97%	0.20%	0.77%
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	0.46%	0.25%	0.02%	NA	0.73%	NA	NA

8

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	0.27%	0.25%	0.02%	NA	0.54%	NA	NA
Capital Income Builder® – Class 2 Shares	0.50%	0.25%	0.04%	NA	0.79%	NA	NA
Global Bond Fund – Class 2 Shares	0.53%	0.25%	0.04%	NA	0.82%	NA	NA
Global Growth Fund – Class 2 Shares	0.52%	0.25%	0.03%	NA	0.80%	NA	NA
Growth-Income Fund – Class 2 Shares	0.26%	0.25%	0.02%	NA	0.53%	NA	NA
New World Fund® – Class 2 Shares	0.70%	0.25%	0.06%	NA	1.01%	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	0.15%	0.25%	0.26%	0.28%	0.94%	0.05%[13]	0.89%
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.39%	1.07%	0.05%[13]	1.02%
Managed Risk Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.34%	1.02%	0.05%[13]	0.97%
Managed Risk Growth-Income Fund – Class P2 Shares	0.15%	0.25%	0.29%	0.29%	0.98%	0.06%[14]	0.92%
Managed Risk International Fund – Class P2 Shares – Class P2 Shares	0.15%	0.25%	0.32%	0.49%	1.21%	0.09%[14]	1.12%
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.60%	0.01%[15]	1.36%	NA	NA
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%	0.25%	0.07%	NA	1.14%	0.16%[16]	0.98%
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.91%	0.25%	0.30%[17]	NA	1.46%[18]	0.27%[19]	1.19%
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (formerly Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2))	0.87%	0.25%	0.18%[17]	NA	1.30%	0.17%	1.13%
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.09%	NA	0.84%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	0.60%	NA	0.14%	NA	0.74%	0.04%	0.70%[20]

9

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Volatility Fund II – P (formerly known as Federated Managed Tail Risk Fund II – P)	0.75%	NA	0.17%[21]	0.05%	0.97%	0.00%[22]	0.97%
Federated High Income Bond Fund II – P	0.60%	NA	0.22%[23]	NA	0.82%	0.01%[24]	0.81%
Federated Government Money Fund II – S	0.20%	NA	0.54%[25]	NA	0.74%	0.11%[26]	0.63%
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	0.54%	0.25%	0.08%	NA	0.87%	NA	NA
VIP Freedom Income PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.41%	0.66%[27]	NA	NA
VIP Freedom 2010 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.48%	0.73%[27]	NA	NA
VIP Freedom 2015 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.51%	0.76%[27]	NA	NA
VIP Freedom 2020 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.54%	0.79%[27]	NA	NA
VIP Freedom 2025 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.56%	0.81%[27]	NA	NA
VIP Freedom 2030 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%[27]	NA	NA
VIP Freedom 2035 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.63%	0.88%[27]	NA	NA
VIP Freedom 2040 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[27]	NA	NA
VIP Freedom 2045 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[27]	NA	NA
VIP Freedom 2050 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[27]	NA	NA
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	1.05%	0.25%	0.10%	NA	1.40%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2[28]	0.80%	0.25%	0.06%	0.01%	1.12%	0.01%	1.11%
Templeton Developing Markets VIP Fund – Class 2[28]	1.05%	0.25%	0.12%	0.01%	1.43%	NA	NA
Templeton Foreign VIP Fund – Class 2[28]	0.79%	0.25%	0.04%	0.02%	1.10%	0.02%	1.08%
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.11%[29]	0.00%	0.76%	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.17%[29]	0.01%	0.83%	0.01%	0.82%[30]
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.23%[29]	0.00%	0.78%	NA	NA

10

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.71%	NA	0.04%	NA	0.75%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.07%	NA	0.82%	0.01%[31]	0.81%
MFS® Total Return Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.67%	NA	0.04%	NA	0.71%	0.09%[32]	0.62%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.05%	NA	0.78%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.70%	NA	0.33%	NA	1.03%	0.23%[33]	0.80%
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.13%	0.78%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.13%	0.78%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.13%	0.78%	NA	NA

11 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2018.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.
12 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020.  During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
13 The investment adviser is currently reimbursing a portion of its management fee equal to .05% of the fund's net assets.  This waiver will be in effect through at least May 1, 2020.  The waiver may only be modified or terminated with the approval of the fund's board.
14 The investment adviser is currently reimbursing a portion of its management fee equal to .05% of the fund's net assets.  In addition, the investment advisor is currently reimbursing a portion of the other expenses.  This waiver will be in effect through at least May 1, 2020.  The waiver may only be modified or terminated with the approval of the fund's board.
15 “Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Portfolio’s investment in various money market funds.
16 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.73% for Class 1, 0.98% for Class 2 and 0.855% for Class 3.
17 Other expenses have been restated to reflect current fees paid by the Fund.

11

18 “Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total Net Expenses” shown in the Financial Highlights section of this prospectus because “Total Net Expenses” do not include acquired fund fees and expenses.
19 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.94% for Class 1 and 1.19% for Class 2.
20 The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2020, The Dreyfus Corporation may terminate this expense limitation at any time.
21 The Fund may incur or charge administrative service fees up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the Fund. The Fund will not incur or charge such fees until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
22 The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2019, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.95% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) June 1, 2020; or (b) the date of the Fund’s next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
23 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Board of Trustees.
24 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2019, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.81% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2020; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
25 The Fund may pay Administrative Service Fees up to 0.25% of average net assets to insurance companies for providing recordkeeping, shareholder and administrative services.
26 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s S class (after the voluntary waivers and/or reimbursements) will not exceed 0.63% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2020; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
27 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.
28 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") for the next 12 month period.
29 “Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
30 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.03% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

12

31 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.79% of the class' average daily net assets annually for Initial Class shares. ("Other Expenses" include 0.02% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.
32 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.62% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.
33 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2020.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

13

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.
Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.
The American Century VP Mid Cap Value Fund Subaccount was closed to new investors beginning May 1, 2015. You may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to the American Century VP Mid Cap Value Fund Subaccount only if you were invested in the Subaccount on May 1, 2015 and have not subsequently transferred all Contract Value out of the Subaccount.
Not all Funds may be available in all states.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.
VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.
VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.
VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth, with income as secondary objective.

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VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.
VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth, with income as secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.
Global Bond Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide long-term growth of capital.
Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objectives are to achieve long-term growth of capital and income.
New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is long-term capital appreciation.
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide growth of capital while seeking to manage volatility and provide downside protection.
Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

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Calamos® Advisors Trust
Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with growth of capital.
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (formerly Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks capital growth.
Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to match the total return of the S&P 500® Index.
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Newton Investment Management (North America) Limited).  The Fund seeks long-term capital appreciation.
Federated Insurance Series
Federated Managed Volatility Fund II – P (formerly known as Federated Managed Tail Risk Fund II – P) (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Volatility Fund II is to achieve high current income and moderate capital appreciation.
Federated High Income Bond Fund II – P (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").
Federated Government Money Fund II – S (Manager: Federated Investment Management Company).  The investment objective of the Federated Government Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of US Treasuries and government securities maturing in 397 days or less.
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP ContrafundSM Portfolio is to seek long-term capital appreciation.
VIP Freedom Income PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom Income PortfolioSM is to seek high total return with a secondary objective of principal preservation.
VIP Freedom 2010 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2010 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

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VIP Freedom 2015 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2015 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2020 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2020 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2025 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2025 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2030 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2030 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2035 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2035 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2040 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2040 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2045 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2045 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2050 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2050 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate VIP Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth VIP Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.
Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).  The investment goal of the Templeton Developing Markets VIP Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.
Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign VIP Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

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JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Total Return Bond Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.
MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
There is no assurance that the Funds will achieve their stated objectives and policies.
See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  There is no assurance that the Federated Government Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Government Money Fund II Subaccount may also become extremely low and possibly negative.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we

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determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.
We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a

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Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements. Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.
VOTING RIGHTS
We are the legal owners of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

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If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGES
Sales Charge.  We deduct a 6.00% Sales Charge from each Premium.  This charge reimburses us for administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the Sales Charge.
Premium Tax Charge.  We deduct a 2.25% Premium Tax Charge from each Premium.  This charge reimburses us for state and local Premium taxes.  We apply Premiums to your Contract net of the Premium Tax Charge.  State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The Premium Tax Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make a Monthly Deduction to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct a Monthly Deduction for the Contract Day and each Monthly Anniversary Day that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.
We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Monthly Expense Charge
•	The monthly expense charge is $7.50 in all Contract Years, plus
•	A Monthly Per Thousand of Specified Amount Charge based on the issue age of the youngest Insured. (See chart below)
Current
Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount	Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07	50-59	$0.18
30-39	$0.09	60-69	$0.28
40-49	$0.14	70+	$0.35
Years 11+ $0.00

The guaranteed maximum charge is $0.35 Monthly Per Thousand of Specified Amount for all ages and durations.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

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We guarantee that the monthly expense charge will not increase above the guaranteed maximum charge.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, risk class, and other factors.  We currently place each Insured in one of the following classes, based on underwriting:
•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured).  (See "HOW YOUR CONTRACT VALUES VARY" for explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.
We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Guaranteed Minimum Death Benefit Option Charge.  There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $0.01 per $1,000 on a current basis, and $0.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.
Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.

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•
Guaranteed Minimum Death Benefit Option.  We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11, we will apply a monthly charge per $1,000 of Specified Amount at issue.

•	Contract Split Option Rider. We will assess a monthly charge per $1,000 of rider coverage amount.
•
Joint First to Die Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

•
Joint Survivorship Four-Year Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets. The current and guaranteed charge is at an annual rate of 0.625% of net assets.
The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix A).  The surrender charge factor will vary by each Insured's individual Age, risk class, and sex, but will never exceed $50 per thousand of Specified Amount.  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.
Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will prorate the surrender charges between Contract Years.  However, after the end of the 10th Contract Year, there will be no surrender charge.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge, which is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually), will not exceed 2%.  Preferred loans are available beginning in the

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eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Fee Table" of this Prospectus and the accompanying prospectuses for the Funds.
OTHER TAX CHARGE
We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts.  We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  These variations are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium payments will be made under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on each Insured’s Age last birthday.  The minimum Total Sum Insured is $200,000, with a minimum Specified Amount of $100,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.
OWNERSHIP
As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insureds are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.

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CHANGE OF OWNERSHIP
You may change the ownership of the Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See "TAX CONSIDERATIONS")
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Combined Billing (CB)-No Premium with Application.
If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.
Government Allotment (GA) and Federal Allotment (FA).
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge a Monthly Deduction from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

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FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
ALLOCATION AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (Premium less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the net Premiums received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial net Premium to the Federated Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Government Money Fund II Subaccount.
On the Reallocation Date (30 days after the Allocation Date), we will allocate the amount in the Federated Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.  We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium, we will return the Premium promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•
beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

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•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity

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may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Government Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Government Money Fund II Subaccount is completely depleted; or

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•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile or electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or Fixed Account options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
SUPPLEMENTAL AND/OR RIDER BENEFITS
The following optional riders are currently available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.  The Company may change or stop offering a supplemental and/or rider benefit at any time before it is elected.
Contract Split Option Rider
Issue ages: 20-75
This rider allows you to split the Contract equally (based on Total Sum Insured) into two individual Contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:

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•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.
You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract. (In Pennsylvania, this option may not be exercised in the event of divorce.)
The new contracts will be based on the Insureds' Age and sex, and is based on the risk class at the time of issue of the original Contract.
This rider will terminate at the earlier of the death of the first Insured to die or the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
The tax consequences of a contract split are uncertain.  (See "TAX TREATMENT OF CONTRACT BENEFITS")  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as modified endowment contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.
Joint First to Die Term Life Insurance Rider
Issue ages: 20-85
This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount ranging up to 25% of the rider coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.
Joint Survivorship Four-Year Term Life Insurance Rider
Issue ages: 20-85
This rider provides renewable one-year level term insurance and expires at the end of the fourth Contract Year.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.
The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your registered representative for further information, or contact the Home Office.
PREMIUMS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we establish a Planned Premium set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may pay additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.

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We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")
Minimum Premium Amounts.  The minimum initial Premium required is the least amount for which we will issue a Contract. This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any supplemental and/or rider benefits, and the Planned Premium you propose to make. (See "PLANNED PREMIUMS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium payment after the initial Premium payment must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "PREMIUM ALLOCATIONS AND CREDITING")
General Premium Information.  You must pay Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.
You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See "PREMIUMS TO PREVENT LAPSE" and "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.
Premiums Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See "INCREASES IN THE ADDITIONAL INSURANCE AMOUNT")
Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period, we guarantee that your Contract will not lapse if your Premiums meet the Guaranteed Monthly Premium requirement.  For this guarantee to apply, the total Premiums must be at least equal to the sum of:
•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for three years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and optional benefits and/or riders.  If you make a change to your Contract, we will:

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•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
PREMIUMS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.
Under the Guaranteed Payment Period.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:
•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
Under the Guaranteed Minimum Death Benefit Option.  If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will lapse at the end of the Grace Period if there is insufficient value remaining in the Contract.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Effect of Insufficient Premium Levels.  While paying Premiums at the levels described above will prevent Contract lapse, paying only the level of Premium required may forego advantages of building up significant Contract Value.  Premium payments less than those described above will not further erode the build-up of Contract value, but will mean the future Premium required to keep the Contract in force must be sufficient to maintain a positive Cash Surrender Value.

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This Premium could be significantly higher or lower than the Premium required to keep the Contract in force during the Guaranteed Payment Period or under the Guaranteed Minimum Death Benefit Option.
Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deduction due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT OF CONTRACT")
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the
Monthly Deduction on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUMS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM" and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Option, which guarantees the death benefit provided certain requirements are met.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We pay these bonus amounts out of savings we derive from the higher values of the contract.  We do not guarantee that we will pay the bonus.
DETERMINING THE CONTRACT VALUE
On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deduction deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.
Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units credited to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.

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Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.
Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract will be equal to:
•	the Fixed Account Value on the preceding Valuation Day; plus
•	all Premiums allocated to the Fixed Account since the preceding Valuation Day; plus
•	any amounts transferred to the Fixed Account since the preceding Valuation Day (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred from the preceding Valuation Day to the date of calculation; less
•	the amount of any transfers from the Fixed Account to the Subaccounts since the preceding Valuation Day; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account since the preceding Valuation Day; less
•	interest on such transferred and withdrawn amounts from the effective dates of such transfers or withdrawals to the date of calculation; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See "PREMIUMS TO PREVENT LAPSE")  The Cash Surrender Value on the Valuation Day is equal to the Contract Value less any applicable surrender charges and any Loan Balance.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
DEATH BENEFIT
As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds payable upon the death of the last surviving Insured is equal to the following:

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the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus
•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deduction if the death occurred during a Grace Period.
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.
The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or part of the Death Proceeds is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT
The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000, while the minimum Additional Insurance Amount is required to be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.
You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay the Monthly Deduction, the Additional Insurance Amount may lapse.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
COVERAGE OPTIONS
When you apply for the Contract, you may choose one of three Coverage Options, which will be used to determine the death benefit:
•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•
Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.
We will increase death benefits under any Coverage Option by any additional benefits provided by riders in force on the date of death of the last surviving Insured, and any Premiums received after the date of death.  We will also refund any cost of insurance charge deducted for the period beyond the date of death.  We will reduce the Death Proceeds by any Loan Balance.
CORRIDOR DEATH BENEFIT
The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.

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GUARANTEED MINIMUM DEATH BENEFIT OPTION
An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the Specified Amount (less Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.
The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Option Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus any Loan Balance.
"Cumulative Premiums that you have paid" means the amount that is equal to:
•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with
•
each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.
If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:
•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus any Loan Balance; less
•	the cumulative paid Premium.
The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.
If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions.  If we do not receive payment at least equal to the default Premium by the end of the notice period, we will terminate the Additional Insurance Amount and other optional benefit riders.
We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:
•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.
The Guaranteed Minimum Death Benefit Option will terminate:
•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.
You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:
•	Written Notice to restore the option;

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•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus the Loan Balance exceeds the cumulative paid Premiums on the date of re-activation.
On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT
You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:
•	The Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability.
•
The Additional Insurance Amount does not increase the Guaranteed Monthly Premium under a Contract. Accordingly, the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount.

•
The monthly per thousand charges are only charged on the Specified Amount, not on the Additional Insurance Amount. Therefore, contracts with higher amounts of Additional Insurance Amounts may have greater Contract Values.

•
The Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount.  If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.
SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED
We will pay Death Proceeds as though the Beneficiary died before the death of the last surviving Insured if:
•	the Beneficiary dies at the same time as or within 15 days of the death of the last surviving Insured; and
•	we have not paid the Death Proceeds to the Beneficiary within this 15-day period.
CHANGES IN DEATH BENEFIT
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT
If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies.
•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all.
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value.
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
CHANGES IN COVERAGE OPTION
We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Total Sum Insured be at least $200,000 and the Specified Amount to be at least $100,000.  The effective date of the change will be

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the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.
If the Coverage Option is Option B or Option L, it may be changed to Option A.  The Total Sum Insured will not change.  The effective date of change will be the Monthly Anniversary Day following the date we receive and approve your application for change.
If the Coverage Option is Option A or Option B you may not change it to Option L. Coverage Option L is only available at issue, so no changes to Option L are allowed.
If the Coverage Option is Option A or Option L, you may change it to Option B subject to satisfactory evidence of insurability.  This change will decrease the Total Sum Insured.  The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000.
If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.
We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.
Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT
You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.
Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.
Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the scheduled annual increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:
•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premiums may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.
For both a scheduled and unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay the Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Any increase in the Additional Insurance Amount will not affect the surrender charge or the Guaranteed Monthly Premium.  Increases in the Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.

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DECREASES IN TOTAL SUM INSURED
You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See "PARTIAL SURRENDERS")
We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.
We require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we receive your application.
Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  A decrease in the Total Sum Insured will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium or Guaranteed Minimum Death Benefit Option Premium.  (See "SURRENDER CHARGE")
A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See "PAYMENT OF PROCEEDS")
Interest.  We will charge interest on any Loan Balance at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you don't pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.
Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum

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amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium Expense Charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct any Loan Balance from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See "PREMIUMS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us, and we will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE" and "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered.  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount (including the partial surrender fee) may not exceed the Cash Surrender Value less $300.  If you make your

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request by telephone, the partial surrender amount (including the partial surrender fee) must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.
When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount.  We will reduce the Total Sum Insured by the partial surrender amount (including the partial surrender fee) minus the excess, if any, of the death benefit over the Total Sum Insured at the time you make the partial surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount and the partial surrender fee.
We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.
We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income.  We will pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts.  We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the last surviving insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

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If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	The New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans of Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.
If payment is not made within 30 days after receipt of all documents required for such a payment, we will add interest to the amount paid from the date of receipt of all required documents at 4% or such higher rate required for a particular state.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are

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obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit and the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
REINSTATEMENT OF CONTRACT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we have the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General.  We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract".

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Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract at any time, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:
•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If the Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions (Other Than Death Benefits) From Contracts That Are Not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.
Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

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Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.
Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger Insured’s 100th year.
Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or

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through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.
We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  120% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract year; 2% of target Premium in Contract years 2 through 10; and 1% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.15% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.
Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;

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•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
BUSINESS DISRUPTION AND CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may

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interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract which is not part of the Specified Amount.  The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract.  We allocate this Premium to the Federated Government Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any applicable surrender charge and any Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended.  The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premium.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract.  If elected, it guarantees payment of the Specified Amount less the Loan Balance and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

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Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest on the loan. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charges, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for optional benefits and/or riders.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premiums.

Premium Expense Charges	The amounts we deduct from each Premium which include the Sales Charge and the Premium Tax Charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Government Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

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Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us, Kansas City Life	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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APPENDIX A

Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
Do not grade between Years 10-11

Year	Percentage

1	100%
2	87%
3	79%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	1
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	2
SALE OF THE CONTRACT	3
PERFORMANCE DATA	3
YIELDS AND TOTAL RETURNS	3
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	6
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080

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Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2019.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	1
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	2
SALE OF THE CONTRACT	3
PERFORMANCE DATA	3
YIELDS AND TOTAL RETURNS	3
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	6
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE
Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insureds’ lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds’ lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds’ lifetime for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds’ are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Loan Balance. We will send notices to any assignee we have on record

1

concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in “good order.” Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in “good order,” it must be accompanied by all required supporting documentation, in whatever form required.
PLANNED PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.
PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner’s Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an

2

otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.
•
Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco.  If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri  64121-9364.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with selling firms who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2016	$134,303.69	$134,303.69
2017	$133,640.78	$133,640.78
2018	$138,852.99	$138,852.99
* Includes sales compensation paid to registered persons of Sunset Financial.
PERFORMANCE DATA
YIELDS AND TOTAL RETURNS
From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

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Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.
MONEY MARKET SUBACCOUNT YIELDS
The current yield of the Federated Government Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.
The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.
TOTAL RETURNS
The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.
Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

4

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.
Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.
From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.
OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

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LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.
Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended; have been included herein in reliance upon the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2018 and 2017; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2018.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2018; and
•
related statement of operations for the period or year ended December 31, 2018, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2018, and financial highlights for each of the periods or years in the five-year period ended December 31, 2018.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from

6

general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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Financial Information
Amounts in thousands, except share data, security counts, claims counts, or as otherwise noted.

Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31
	2018	2017
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2018 - $2,693,860; 2017 - $2,442,488)	$2,704,079	$2,535,064
Equity securities, at fair value (cost: 2018 - $14,614; 2017 - $19,236)	14,424	20,770
Mortgage loans	639,559	649,542
Real estate	186,994	193,219
Policy loans	88,066	78,175
Short-term investments	58,712	32,195
Other investments	5,355	2,424
Total investments	3,697,189	3,511,389

Cash	31,689	9,504
Accrued investment income	31,535	31,119
Deferred acquisition costs	291,168	277,182
Reinsurance recoverables	366,196	185,647
Other assets	179,975	96,017
Separate account assets	373,734	419,812
Total assets	$4,971,486	$4,530,670

LIABILITIES
Future policy benefits	$1,279,034	$953,239
Policyholder account balances	2,261,860	2,051,311
Policy and contract claims	47,274	36,503
Other policyholder funds	174,984	172,850
Other liabilities	142,894	159,800
Separate account liabilities	373,734	419,812
Total liabilities	4,279,780	3,793,515

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	914,411	908,022
Accumulated other comprehensive income (loss)	(45,550)	6,288
Treasury stock, at cost (2018 and 2017 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	691,706	737,155
Total liabilities and stockholders’ equity	$4,971,486	$4,530,670

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2018	2017	2016
REVENUES
Insurance revenues:
Net premiums	$193,593	$179,936	$171,819
Contract charges	116,916	114,028	111,176
Total insurance revenues	310,509	293,964	282,995
Investment revenues:
Net investment income	141,315	145,825	150,608
Net investment gains	2,840	4,555	5,062
Total investment revenues	144,155	150,380	155,670
Other revenues	6,368	6,413	6,572
Total revenues	461,032	450,757	445,237

BENEFITS AND EXPENSES
Policyholder benefits	227,202	210,799	211,866
Interest credited to policyholder account balances	74,308	72,921	72,814
Amortization of deferred acquisition costs	40,616	34,770	28,034
Operating expenses	101,720	102,898	101,479
Total benefits and expenses	443,846	421,388	414,193
Income before income tax expense (benefit)	17,186	29,369	31,044
Income tax expense (benefit)	1,514	(22,172)	8,728
NET INCOME	$15,672	$51,541	$22,316

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$(65,062)	$788	$(1,865)
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	8,867	1,254	1,577
Future policy benefits	11,210	1,942	(1,960)
Policyholder account balances	144	66	(10)
Benefit plan obligations	(5,823)	6,439	12,152
Other comprehensive income (loss)	(50,664)	10,489	9,894

COMPREHENSIVE INCOME (LOSS)	$(34,992)	$62,030	$32,210

Basic and diluted earnings per share:
Net income	$1.62	$5.32	$2.30

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders’ Equity

	Year Ended December 31
	2018	2017	2016

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	908,022	868,054	856,196
Net income	15,672	51,541	22,316
Stockholder dividends (2018, 2017, and 2016 - $1.08 per share)	(10,457)	(10,458)	(10,458)
Cumulative effect of adoption of new accounting principle (see Note 3)	1,174	(1,115)	—
End of year	914,411	908,022	868,054

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	6,288	(5,316)	(15,210)
Other comprehensive income (loss)	(50,664)	10,489	9,894
Cumulative effect of adoption of new accounting principle (see Note 3)	(1,174)	1,115	—
End of year	(45,550)	6,288	(5,316)

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$691,706	$737,155	$685,583

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2018	2017	2016
OPERATING ACTIVITIES
Net income	$15,672	$51,541	$22,316
Adjustments to reconcile net income to net cash provided
by operating activities:
Amortization of investment premium and discount	3,453	3,026	4,051
Depreciation	5,802	5,727	5,478
Acquisition costs capitalized	(43,389)	(41,845)	(32,004)
Amortization of deferred acquisition costs	40,616	34,770	28,034
Net investment gains	(2,840)	(4,555)	(5,062)
Changes in assets and liabilities:
Reinsurance recoverables	52,937	2,294	10,893
Future policy benefits	26,248	12,583	14,243
Policyholder account balances	(32,096)	(28,338)	(22,535)
Income taxes payable and deferred	2,477	(25,741)	3,825
Other, net	(3,798)	5,054	(8,352)
Net cash provided	65,082	14,516	20,887

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(275,591)	(332,552)	(228,007)
Equity securities	(58)	(45)	(3)
Mortgage loans	(65,557)	(105,354)	(153,947)
Real estate	(7,282)	(5,304)	(34,530)
Policy loans	(20,475)	(11,006)	(10,524)
Other investments	(2,074)	(1,242)	(782)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	307,167	326,923	279,854
Equity securities	824	4,075	118
Mortgage loans	75,636	85,891	112,152
Real estate	12,734	2,205	2,042
Policy loans	22,691	12,722	12,026
Other investments	2,712	1,786	383
Net purchases of short-term investments	(12,930)	(4,669)	(5,052)
Acquisition of property and equipment	(19,516)	(1,874)	(938)
Acquisition of Grange Life, net of cash acquired	(62,447)	—	—
Net cash used	(44,166)	(28,444)	(27,208)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)
	Year Ended December 31
	2018	2017	2016
FINANCING ACTIVITIES
Deposits on policyholder account balances	$217,344	$226,313	$215,688
Withdrawals from policyholder account balances	(206,444)	(203,249)	(205,372)
Net transfers from separate accounts	4,386	5,625	7,670
Change in other deposits	(3,560)	(4,429)	572
Cash dividends to stockholders	(10,457)	(10,458)	(10,458)
Net cash provided	1,269	13,802	8,100

Increase (decrease) in cash	22,185	(126)	1,779
Cash at beginning of year	9,504	9,630	7,851
Cash at end of year	$31,689	$9,504	$9,630

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its four life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life), Old American Insurance Company (Old American), and Grange Life Insurance Company (Grange Life) are wholly-owned subsidiaries.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life Insurance Company and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 18 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life, Old American, and Grange Life.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.
Business Changes
In October 2018, the Company acquired all of the issued and outstanding stock of Grange Life Insurance Company from Grange Mutual Casualty Company, for approximately $75 million, subject to certain adjustments under the terms of the agreement.  For additional information regarding the acquisition of Grange Life, please see Note 2 - Acquisition.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.  The amortized cost of a security is adjusted for declines in value that are determined to be other-than-temporary.  Other-than-temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in accumulated other comprehensive income (loss).  See Note 4 - Investments for additional discussion of our considerations related to other-than-temporary impairments.  For additional information regarding fair value, please see Note 5 - Fair Value Measurements.
Equity securities are carried at fair value.  Beginning with the adoption of Accounting Standards Update (ASU) No. 2016-01 on January 1, 2018, changes in the fair value of equity securities are recognized through net income.  Prior to January 1, 2018, unrealized gains or losses were recorded in accumulated other comprehensive income (loss).
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at their outstanding principal amount.
Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2018	2017
Life insurance	$976,310	$645,088
Immediate annuities and supplementary
contracts with life contingencies	267,343	275,268
Accident and health insurance	35,381	32,883
Future policy benefits	$1,279,034	$953,239
Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, we perform testing and analysis on our blocks of business to ensure the assumptions made remain viable.  We also periodically perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.  If it is determined that our established reserves are not adequate, additional reserves will be added.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2018, 2017, and 2016.
The following table provides detail about the composition of policyholder account balances at December 31.
	2018	2017
Universal life insurance	$1,086,286	$919,022
Fixed annuities	1,122,776	1,078,819
Immediate annuities and supplementary
contracts without life contingencies	52,798	53,470
Policyholder account balances	$2,261,860	$2,051,311

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Deferred Acquisition Costs
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
The following table provides information about DAC at December 31.
	2018	2017	2016
Balance at beginning of year	$277,182	$271,089	$267,936
Capitalization of commissions and expenses	43,389	41,845	32,004
Gross amortization	(53,251)	(48,113)	(41,576)
Accrual of interest	12,635	13,343	13,542
Change in DAC due to the change in unrealize
investment gains or losses	11,213	(982)	(817)
Balance at end of year	$291,168	$277,182	$271,089
Value of Business Acquired
The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information about VOBA at December 31.
	2018	2017	2016
Balance at beginning of year	$20,297	$23,090	$24,283
Gross amortization	(4,875)	(4,931)	(4,229)
Accrual of interest	1,286	1,471	1,591
Change in VOBA due to the change in unrealized
investment gains or losses	3,598	667	1,445
Balance at end of year	$20,306	$20,297	$23,090
Interest accrued on the VOBA of one block of business was at the rates of 4.22% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Goodwill and Intangible Asset
The acquisition of Grange Life on October 1, 2018 included goodwill of $43.0 million, which is included in Other Assets in the Consolidated Balance Sheets.  Goodwill will be evaluated for impairment beginning in 2019.
The acquisition of Grange Life included an intangible asset valued at $21.1 million at December 31, 2018, which is the difference between the fair value and book value of the net reserve liabilities acquired.  We evaluated the fair value and book value of all other assets and liabilities acquired in the acquisition and no other intangible assets were recognized.  The intangible asset is included in Other Assets in the Consolidated Balance Sheets.  It will be amortized and periodically assessed for impairment.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities totaled $41.6 million at December 31, 2018 and $36.3 million at December 31, 2017.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL could be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.  In addition, unlocking adjustments may also impact other line items in the financial statements such as change in reserves.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables summarize the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2018:
Unlocking	$(884)	$(644)	$920	$(608)
Refinement in estimate	71	—	—	71
	$(813)	$(644)	$920	$(537)

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2017:
Unlocking	$(344)	$(1,246)	$(46)	$(1,636)
Refinement in estimate	(1,378)	—	2,004	626
	$(1,722)	$(1,246)	$1,958	$(1,010)

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2016:
Unlocking	$5,918	$536	$(1,153)	$5,301
Refinement in estimate	(82)	—	178	96
	$5,836	$536	$(975)	$5,397
The unlocking in 2018 primarily resulted from interest rate fluctuations.  The unlocking in 2017 was primarily driven by low interest rates and the implementation of specific cost of insurance charges for certain plans.  The unlocking in 2016 was associated with favorable adjustments for mortality, which was in part offset by adjustments related to interest rates.
In addition, we had a $0.2 million reserve increase in 2018, a $0.3 million reserve increase in 2017, and a $3.7 million reserve increase in 2016 related to the impacts of unlocking.  The impact to pre-tax income of all adjustments related to unlocking and refinements in estimates, including insurance revenues, amortization of DAC and VOBA, and policy holder benefits, was a decrease of $0.7 million in 2018, a decrease of $1.3 million in 2017, and an increase of $1.7 million in 2016.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 13 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 5 for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  See Note 15 - Reinsurance for additional information pertaining to our significant reinsurers, along with additional information pertaining to reinsurance.
Future policy benefits and other related assets are not reduced for reinsurance ceded in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
In addition, we have two large reinsurance assumed arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office is depreciated over 15 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2018	2017
Land	$766	$766
Home office complex	21,126	21,063
Furniture and equipment	38,050	19,502
	59,942	41,331
Accumulated depreciation	(31,958)	(30,838)
Property and equipment	$27,984	$10,493
Depreciation expense totaled $1.8 million during 2018, $1.5 million during 2017, and $1.7 million during 2016.
During 2017, we determined the carrying value of one of our fixed assets exceeded the fair value.  We reduced the carrying value of the fixed asset $5.7 million to reflect its current fair value, which is included in Operating Expenses in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated, and unlocking adjustments often reflect revisions to multiple assumptions.  In addition, we may also consider refinements in estimates for other unusual or one-time occurrences, such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items, similar to unlocking adjustments.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the year ended December 31, 2018 and are not material to our consolidated financial statements.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investments, the change in the allowance for mortgage loan losses, sales of investment securities and real estate, and the change in fair value of equity securities.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Sunset Life, Old American, and non-life insurance companies.  Grange Life files a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act (TCJA), which significantly changed the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, as well as other changes.  As a result of enactment of the legislation, the Company incurred an additional one-time tax expense increase during the fourth quarter of 2018, primarily related to the remeasurement of certain deferred tax assets and liabilities.  The change in tax as a result of tax reform was a $30.5 million benefit and a $0.3 million expense as of December of 2017 and December 31, 2018, respectively.  For additional information, please see Note 12 - Income Taxes.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

2. Acquisition
On October 1, 2018, the Company acquired all of the issued and outstanding stock of Grange Life Insurance Company (Grange Life) from Grange Mutual Casualty Company, for approximately $75 million, subject to certain adjustments under the terms of the agreement.  The fair value of the acquired assets and liabilities acquired are subject to change during the provisional period, which may last up to twelve months subsequent to the acquisition date.  Additionally, the agreement provides for performance-related contingent consideration based on certain future revenues of both Grange Life and the Company over a three year period from the closing date.  As of December 31, 2018, management was still developing its estimate and therefore an amount is not reflected in the total consideration transferred.  Future adjustments to the purchase price allocation could be significant as valuations for certain intangible assets and contingent liabilities are finalized.  Adjustments to refine the valuation of the acquired assets, liabilities, and recorded fair value will be applied prospectively and could have a material impact to our consolidated financial statements.
Grange Life is domiciled in the state of Ohio and is licensed in 15 states to sell traditional life insurance, universal life products, and fixed annuities.  The Ohio Department of Insurance has granted its approval of this transaction.  The acquisition of Grange Life is expected to expand our existing block of business and also to expand our insurance sales through access to a wider distribution network of independent agents.
Grange Life is included in the Individual Insurance segment.  The following table presents the Grange Life assets and liabilities acquired on October 1, 2018.
Investments:
Fixed maturity securities available for sale, at fair value	$288,150
Policy loans	12,106
Short-term investments	13,587
Total investments	313,843

Cash	12,073
Reinsurance recoverables	233,486
Other assets	39,658
Total assets	599,060

Future policy benefits:
Life insurance	311,351
Immediate annuities	1,368
Accident and health insurance	1,017
Policyholder account balances:
Universal life insurance	172,449
Fixed annuities	54,593
Policy and contract claims	8,849
Other liabilities	17,933
Total liabilities	567,560

Net assets acquired	$31,500

The acquisition included an intangible asset valued at $21.1 million at December 31, 2018, which is the difference between the fair value and book value of the net reserve liabilities acquired.  The intangible asset is included in Other Assets in the above table and in the Consolidated Balance Sheets.  The acquisition also resulted in $43.0 million of goodwill, which is included in the Individual Insurance segment and is in Other Assets in the Consolidated Balance Sheets.  None of the goodwill is expected to be deductible for tax purposes.  The pro forma combined revenue and earnings of the Company and Grange Life, and other disclosures as may be required, for the current reporting periods as though the acquisition date had been as of January 1, 2018 are not disclosed

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

in this Annual Report.  The disclosure of this information is impracticable because Grange Life has not historically prepared GAAP financial statements.
The operating results of Grange Life were combined with our operating results subsequent to the acquisition date. Approximately $15.5 million of total revenues and $15.2 million of total benefits, expenses, and income taxes from Grange Life are included in the Consolidated Statements of Comprehensive Income for the year ended December 31, 2018.

3. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2017
In February 2018, the Financial Accounting Standards Board (FASB) issued ASU No. 2018-02 Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.  The TCJA lowered the corporate income tax rate to 21%.  Current GAAP requires deferred tax liabilities and assets to be adjusted for the effect of a change in tax laws or rates with the effect included in income from continuing operations in the reporting periods that includes the enactment date.  The reduction of the corporate income tax rate is required to be included in income from continuing operations.  However, items within accumulated other comprehensive income (loss) were subject to historical tax rates.  These are referred to as stranded tax effects in the guidance.  This guidance permitted a reclassification from accumulated other comprehensive income (loss) to retained earnings for stranded tax effects resulting from the change in the federal corporate income tax rate.  The reclassification is the difference between the historical corporate income tax rate and the newly enacted 21% corporate income tax rate, to be applied either retrospectively or in the period of adoption.  This guidance became effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years.  Early adoption was permitted.  We early adopted this guidance effective December 31, 2017 with application in the period of adoption, resulting in a reclassification of $1.1 million between retained earnings and accumulated other comprehensive income (loss).
Accounting Pronouncements Adopted During 2018
In May 2014, the FASB issued ASU No. 2014-09 Revenue from Contracts with Customers (Topic 606).  Topic 606 requires companies to recognize revenue that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services.  As an insurance enterprise, our primary sources of revenue are excluded from this guidance, including insurance premiums, contract charges, and investment revenues.  We have certain types of non-insurance and non-investment revenue from contracts with customers that fall under this guidance.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  Revenues from contracts with customers identified under Topic 606 are not material and are almost entirely comprised of fees received from separate account managers associated with separate accounts.  These revenues equaled less than 1% of our total revenues for the year ended December 31, 2018.  Effective January 1, 2018, the Company adopted ASU No. 2014-09 through the modified retrospective approach with no material impact to our consolidated financial statements.
In January 2016, the FASB issued ASU No. 2016-01 Recognition and Measurement of Financial Assets and Financial Liabilities.  The new standard significantly revised an entity’s accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  It also amended certain disclosure requirements associated with the fair value of financial instruments.  Upon adoption of this guidance, changes in fair value of equity securities are recognized through net income instead of through other comprehensive income (loss).  This guidance became effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017 with early adoption allowed.  We adopted this guidance effective January 1, 2018 and changes in the fair value of equity securities were recognized through net income with no material impact to our consolidated financial statements.  We also recorded a cumulative effect adjustment to increase retained earnings by $1.2 million as of January 1, 2018 for unrealized gains previously recognized in accumulated other comprehensive income (loss).  For additional information, please see Note 16 - Comprehensive Income (Loss).
In August 2016, the FASB issued ASU No. 2016-15 Classification of Certain Cash Receipts and Cash Payments - a consensus of the FASB Emerging Issues Task Force.  This guidance became effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years.  We adopted this guidance effective January 1, 2018 with no material impact to our consolidated financial statements.
In March 2017, the FASB issued ASU No. 2017-07 Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.  This guidance became effective for annual periods beginning after December 15, 2017, including interim periods within those annual periods.  We adopted this guidance effective January 1, 2018 with no material impact to our consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Accounting Pronouncements Adopted During 2019
In February 2016, the FASB issued ASU No. 2016-02 Leases (Topic 842).  Topic 842 includes a lessee model that will cause most leases to be reported on the balance sheet.  In addition, it aligned existing GAAP pertaining to leases with the revenue recognition model that became effective for periods beginning after December 15, 2017.  This guidance, including subsequently issued amendments, is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  We adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.
In January 2017, the FASB issued ASU No. 2017-04 Simplifying the Test for Goodwill Impairment.  This update simplified the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test.  Under Step 2, an entity had to perform procedures to determine the fair value at the impairment testing date of its assets and liabilities following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination.  This update also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment.  This guidance is effective for fiscal years beginning after December 15, 2020, with early adoption allowed.  We early-adopted this guidance effective January 1, 2019 and will apply it to our goodwill and intangible asset impairment testing beginning in 2019.
In March 2017, the FASB issued ASU No. 2017-08 Premium Amortization on Purchased Callable Debt Securities.  The amortization period for premiums is being shortened to the earliest call date.  This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018.  We adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.
Accounting Pronouncements Issued, Not Yet Adopted
In June 2016, the FASB issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments.  Under this guidance, the incurred loss impairment methodology currently used for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning our credit loss estimates.  The measurement of expected credit losses will be based on current, historical, and forecasted information that impacts the collectability of the reported amount.  Any credit losses related to available for sale debt securities will be recorded through a valuation allowance that is established and adjusted over time.  The valuation allowance will be based on the probability of loss over the life of the instrument.  Our investments subject to this guidance include, but are not limited to, fixed maturity securities available for sale, mortgage loans, and reinsurance recoverables.  Additional disclosures will be required to provide information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  This guidance is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).  It focuses on improving the timeliness of recognizing changes in the liability for future policy benefits and requires that the discount rate assumption be updated at each reporting date.  It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  It also simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.  This update modifies the disclosure requirements for fair value measurements in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the modifications only impact disclosures.
In August 2018, the FASB issued ASU No. 2018-14 Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans.  This update modifies the disclosure requirements in ASC Subtopic 715-20 Compensation - Retirement Benefits - Defined Benefit Plans for employers that sponsor defined benefit pension or other postretirement plans.  Specific fair value measurement disclosure requirements are removed, added, or clarified.  This guidance is effective for fiscal years ending after December 15, 2020.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the modifications only impact disclosures.
In October 2018, the FASB issued ASU No. 2018-17 Targeted Improvements to Related Party Guidance for Variable Interest Entities.  This update clarifies that indirect interests held through related parties in common control arrangements should be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

This guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.  We are currently evaluating this guidance.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

4. Investments

Fixed Maturity and Equity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2018.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and
obligations of U.S. Government	$179,208	$4,320	$382	$183,146
Federal agencies [1]	2,326	64	—	2,390
Federal agency issued residential
mortgage-backed securities [1]	108,943	4,120	146	112,917
Subtotal	290,477	8,504	528	298,453
Corporate obligations:
Industrial	479,823	6,978	7,110	479,691
Energy	166,231	4,461	4,362	166,330
Communications and technology	247,487	5,655	3,810	249,332
Financial	293,089	3,731	7,446	289,374
Consumer	594,892	4,717	13,963	585,646
Public utilities	266,358	6,265	6,728	265,895
Subtotal	2,047,880	31,807	43,419	2,036,268
Corporate private-labeled residential
mortgage-backed securities	26,849	1,993	—	28,842
Municipal securities	246,815	16,557	1,693	261,679
Other	67,338	169	2,080	65,427
Redeemable preferred stocks	14,501	—	1,091	13,410
Total	2,693,860	59,030	48,811	2,704,079
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides amortized cost and fair value of fixed maturity and equity securities by asset class at December 31, 2017.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and
obligations of U.S. Government	$128,087	$4,653	$210	$132,530
Federal agency issued residential
mortgage-backed securities [1]	28,248	2,053	43	30,258
Subtotal	156,335	6,706	253	162,788
Corporate obligations:
Industrial	484,395	18,128	946	501,577
Energy	175,403	7,835	1,274	181,964
Communications and technology	235,219	11,860	430	246,649
Financial	253,346	8,670	569	261,447
Consumer	564,621	14,418	2,361	576,678
Public utilities	258,341	11,148	1,394	268,095
Subtotal	1,971,325	72,059	6,974	2,036,410
Corporate private-labeled residential
mortgage-backed securities	33,281	2,910	—	36,191
Municipal securities	182,678	20,913	349	203,242
Other	84,355	510	3,356	81,509
Redeemable preferred stocks	14,514	410	—	14,924
Fixed maturity securities	2,442,488	103,508	10,932	2,535,064
Equity securities	19,236	1,544	10	20,770
Total	$2,461,724	$105,052	$10,942	$2,555,834
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$118,311	$119,083	$137,483	$139,713
Due after one year through five years	777,498	779,903	769,096	794,260
Due after five years through ten years	1,088,868	1,080,109	1,003,469	1,034,593
Due after ten years	493,252	502,078	429,651	457,002
Securities with variable principal payments	201,430	209,496	88,275	94,572
Redeemable preferred stocks	14,501	13,410	14,514	14,924
Total	$2,693,860	$2,704,079	$2,442,488	$2,535,064
No material derivative financial instruments were held as of December 31, 2018, 2017, or 2016.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Unrealized Losses on Investments
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a fixed maturity security and whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  We identified 13 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2018.  We identified 14 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2017.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities.  This amount is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.  No impairments were recorded in the year ended December 31, 2018 and impairments of less than $0.1 million were recorded in the year ended December 31, 2017.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2018.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and
obligations of U.S. Government	$14,705	$32	$27,854	$350	$42,559	$382
Federal agency issued residential
mortgage-backed securities [1]	922	5	7,135	141	8,057	146
Subtotal	15,627	37	34,989	491	50,616	528
Corporate obligations:
Industrial	111,282	2,274	120,592	4,836	231,874	7,110
Energy	45,514	815	60,229	3,547	105,743	4,362
Communications and technology	65,157	1,057	51,688	2,753	116,845	3,810
Financial	59,036	1,122	115,355	6,324	174,391	7,446
Consumer	157,293	2,723	200,584	11,240	357,877	13,963
Public utilities	39,772	1,289	96,603	5,439	136,375	6,728
Subtotal	478,054	9,280	645,051	34,139	1,123,105	43,419

Municipal securities	9,329	78	46,655	1,615	55,984	1,693
Other	10,908	110	38,856	1,970	49,764	2,080
Redeemable preferred stocks	7,202	299	6,208	792	13,410	1,091
Total	$521,120	$9,804	$771,759	$39,007	$1,292,879	$48,811
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding fixed maturity and equity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2017.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and
obligations of U.S. Government	$18,428	$121	$5,011	$89	$23,439	$210
Federal agency issued residential
mortgage-backed securities [1]	7,992	42	29	1	8,021	43
Subtotal	26,420	163	5,040	90	31,460	253
Corporate obligations:
Industrial	45,927	477	21,142	469	67,069	946
Energy	30,670	202	23,879	1,072	54,549	1,274
Communications and technology	24,804	106	11,004	324	35,808	430
Financial	49,488	290	8,697	279	58,185	569
Consumer	82,018	1,000	43,194	1,361	125,212	2,361
Public utilities	23,249	189	32,871	1,205	56,120	1,394
Subtotal	256,156	2,264	140,787	4,710	396,943	6,974
Municipal securities	14,151	96	5,666	253	19,817	349
Other	13,748	107	35,519	3,249	49,267	3,356
Fixed maturity securities	310,475	2,630	187,012	8,302	497,487	10,932
Equity securities	2,101	10	—	—	2,101	10
Total	$312,576	$2,640	$187,012	$8,302	$499,588	$10,942
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31, 2018.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
Below cost for less than one year	258
Below cost for one year or more and less than three years	287
Below cost for three years or more	13
Total	558
The following table provides information regarding the number of fixed maturity and equity security issues with unrealized losses at December 31, 2017.
Below cost for less than one year	136
Below cost for one year or more and less than three years	52
Below cost for three years or more	12
Total	200
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2018 and December 31, 2017 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2018.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Amortized Cost	Fair Value	Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$1,287,248	$1,245,754	$41,494
Unrealized losses of 20% or less and greater than 10%	48,260	42,248	6,012
Subtotal	1,335,508	1,288,002	47,506
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	908	678	230
Twelve months or greater	—	—	—
Total investment grade	908	678	230
Below investment grade:
Less than twelve months	3,987	2,960	1,027
Twelve months or greater	—	—	—
Total below investment grade	3,987	2,960	1,027
Unrealized losses greater than 20%	4,895	3,638	1,257
Subtotal	1,340,403	1,291,640	48,763

Securities owned with realized impairment:
Unrealized losses of 10% or less	1,287	1,239	48
Unrealized losses of 20% or less and greater than 10%			—
Unrealized losses greater than 20%	—	—	—
Subtotal	1,287	1,239	48
Total	$1,341,690	$1,292,879	$48,811

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2017.
	Amortized Cost	Fair Value	Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$483,758	$475,738	$8,020
Unrealized losses of 20% or less and greater than 10%	24,959	22,104	2,855
Subtotal	508,717	497,842	10,875
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	508,717	497,842	10,875

Securities owned with realized impairment:
Unrealized losses of 10% or less	1,813	1,746	67
Unrealized losses of 20% or less and greater than 10%	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	1,813	1,746	67
Total	$510,530	$499,588	$10,942
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2018.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$66,034	5%	$1,929	4%
AA	189,896	15%	5,885	12%
A	484,822	38%	18,201	37%
BBB	536,458	41%	20,696	42%
Total investment grade	1,277,210	99%	46,711	95%
BB	6,263	—%	733	2%
B and below	9,406	1%	1,367	3%
Total below investment grade	15,669	1%	2,100	5%
	$1,292,879	100%	$48,811	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2017.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$18,736	4%	$519	5%
AA	84,309	17%	2,118	19%
A	163,721	33%	2,253	21%
BBB	199,697	40%	2,902	26%
Total investment grade	466,463	94%	7,792	71%
BB	9,866	2%	634	6%
B and below	21,158	4%	2,506	23%
Total below investment grade	31,024	6%	3,140	29%
	$497,487	100%	$10,932	100%
Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade represented 61% of the fair value of the total below investment grade securities as of December 31, 2018, compared to 44% at December 31, 2017.
The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.
	December 31, 2018		December 31, 2017
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$25,573	$81	$5,104	$4
Due after one year through five years	339,815	7,521	87,744	752
Due after five years through ten years	701,396	28,105	285,746	5,131
Due after ten years	204,575	11,867	110,869	5,002
Total	1,271,359	47,574	489,463	10,889
Securities with variable principal payments	8,110	146	8,024	43
Redeemable preferred stocks	13,410	1,091	—	—
Total	$1,292,879	$48,811	$497,487	$10,932
We held no non-income producing securities at December 31, 2018 or December 31, 2017.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2018 or 2017.
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2018
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,707	$1,704	$3
Below Investment Grade	27,135	25,145	1,990
Total residential & non-agency MBS	28,842	26,849	1,993
Other structured securities:
Investment grade	64,188	66,052	(1,864)
Below investment grade	1,239	1,286	(47)
Total other structured securities	65,427	67,338	(1,911)
Total structured securities	$94,269	$94,187	$82

	2017
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,847	$1,818	$29
Below Investment Grade	34,344	31,463	2,881
Total residential & non-agency MBS	36,191	33,281	2,910
Other structured securities:
Investment grade	66,598	67,652	(1,054)
Below investment grade	14,911	16,703	(1,792)
Total other structured securities	81,509	84,355	(2,846)
Total structured securities	$117,700	$117,636	$64
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.
	2018	2017	2016
Credit losses on securities held at the beginning of the year	$4,399	$13,224	$20,350
Additions for increases (decreases) in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	—	7	74
Reductions for securities sold	(18)	(8,819)	(7,179)
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	—	(13)	(21)
Credit losses on securities held at the end of the year	$4,381	$4,399	$13,224

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on our investments in securities available for sale, at December 31.
	2018	2017	2016
Net unrealized gains	$10,219	$94,110	$92,896
Amounts resulting from:
DAC, VOBA, and DRL	(1,402)	(12,674)	(14,603)
Future policy benefits	(5,058)	(19,248)	(22,235)
Policyholder account balances	(186)	(368)	(470)
Deferred income taxes	(748)	(12,980)	(19,454)
Total	$2,825	$48,840	$36,134

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2018	2017	2016
Gross investment income:
Fixed maturity securities	$100,162	$103,438	$109,799
Equity securities	1,013	928	1,093
Mortgage loans	29,260	30,686	30,694
Real estate	21,760	21,669	18,738
Policy loans	5,667	5,421	5,558
Short-term investments	878	296	130
Other investments	120	105	295
Total	158,860	162,543	166,307
Less investment expenses	(17,545)	(16,718)	(15,699)
Net investment income	$141,315	$145,825	$150,608

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2018	2017	2016
Fixed maturity securities	$(367)	$2,470	$5,066
Equity securities	(2,005)	1,608	(190)
Mortgage loans	143	(758)	(769)
Real estate	5,069	1,235	955
Net investment gains	$2,840	$4,555	$5,062

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Investment Gains (Losses)
The following tables provide detail concerning investment gains and losses for the year ended December 31.
	2018	2017	2016
Gross gains resulting from:
Sales of investment securities	$228	$837	$1,343
Investment securities called and other	2,580	3,702	4,641
Real estate	4,754	1,236	1,084
Disposal of affordable housing real estate joint venture	315	—	—
Total gross gains	7,877	5,775	7,068
Gross losses resulting from:
Sales of investment securities	(1,839)	(449)	(445)
Investment securities called and other	(2,606)	(5)	(43)
Sale of real estate and joint ventures	—	(1)	(129)
Mortgage loans	(807)	(12)	(95)
Total gross losses	(5,252)	(467)	(712)
Change in allowance for loan losses	950	(746)	(674)
Net realized investment gains, excluding
other-than-temporary impairment losses	3,575	4,562	5,682
Change in fair value - equity securities[1]	(735)	—	—
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on
fixed maturity and equity securities	—	—	(563)
Portion of loss recognized in other
comprehensive income (loss)	—	(7)	(57)
Net other-than-temporary impairment losses
recognized in earnings	—	(7)	(620)
Net investment gains	$2,840	$4,555	$5,062
1 Change in fair value - equity securities was added to this table upon adoption of ASU No. 2016-01 at January 1, 2018.
The portion of loss recognized in other comprehensive income (loss) represents the non-credit portion of current or prior other-than-temporary impairment.  No other-than-temporary impairments were recorded in earnings during the year ended December 31, 2018.  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of less than $0.1 million during the year ended December 31, 2017 and $0.1 million during the year ended December 31, 2016.
No corporate obligations had impairments recorded in earnings during 2018 or 2017.  One equity security had an impairment recorded in earnings of $0.5 million during 2016.  This was a common stock of a company within the oil exploration and production sector that went through a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code.  As part of the reorganization, we received equity shares in exchange for this company's corporate obligation in 2015.

Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.  The increase in proceeds in 2018 primarily reflects the sale of fixed maturity securities to fund the acquisition of Grange Life, as previously described.
	2018	2017	2016
Proceeds	$83,145	$35,655	$42,603

Non-Cash Investing Activity
There were no non-cash investing transactions in 2018 or 2017.  Non-cash investing transactions in 2016 consisted of a $5.0 million bond exchange with an issuer.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Mortgage Loans
Investments in mortgage loans totaled $639.6 million at December 31, 2018, compared to $649.5 million at December 31, 2017.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses and was $3.1 million at December 31, 2018 and $4.1 million at December 31, 2017.  The decrease in the allowance for loan losses reflects a reduction in the mortgage loan portfolio and the settlement of a loan in foreclosure.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 6 - Financing Receivables for additional information.  We do not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.
We had 17% of our total investments in commercial mortgage loans at December 31, 2018 compared to 18% at December 31, 2017.  New commercial loans, including refinanced loans, totaled $69.7 million during 2018 and $113.7 million during 2017.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 23 new loans to the portfolio during 2018, and 86% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 45% at December 31, 2018, down from 47% at December 31, 2017.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  The average loan balance was $1.8 million at both December 31, 2018 and December 31, 2017.  We have certain mortgage loans that have an unamortized premium, totaling $0.1 million at December 31, 2018 and $0.2 million at December 31, 2017.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2018	2017
Principal outstanding	$642,688	$653,621
Allowance for loan losses	(3,129)	(4,079)
Carrying value	$639,559	$649,542
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2018	% of Total	2017	% of Total
Prior to 2010	$25,778	4%	$38,815	6%
2010	8,886	1%	10,872	2%
2011	28,691	4%	37,516	6%
2012	57,854	9%	63,132	10%
2013	36,720	6%	45,312	7%
2014	42,340	7%	47,403	7%
2015	116,628	18%	134,202	21%
2016	148,803	23%	163,961	24%
2017	108,127	17%	112,408	17%
2018	68,861	11%	—	—%
Principal outstanding	$642,688	100%	$653,621	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table identifies mortgage loans by geographic location at December 31.
	2018	% of Total	2017	% of Total
Pacific	$131,594	20%	$123,777	19%
West south central	105,927	17%	111,676	17%
South Atlantic	98,430	15%	103,180	16%
East north central	86,487	13%	88,741	13%
West north central	71,833	11%	69,580	11%
Middle Atlantic	61,219	10%	62,635	9%
Mountain	53,697	8%	62,757	10%
East south central	29,758	5%	27,352	4%
New England	3,743	1%	3,923	1%
Principal outstanding	$642,688	100%	$653,621	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.

	2018	% of Total	2017	% of Total
California	$105,735	16%	$99,647	15%
Texas	102,638	16%	108,142	16%
Minnesota	54,652	9%	50,445	8%
Ohio	39,028	6%	39,296	6%
New Jersey	36,247	6%	37,851	6%
Georgia	30,760	5%	—	—%	[1]
All others	273,628	42%	318,240	49%
Principal outstanding	$642,688	100%	$653,621	100%

1 Concentration was less than 5% at December 31, 2017.
The following table identifies mortgage loans by property type at December 31.
	2018	% of Total	2017	% of Total
Industrial	$414,076	64%	$408,061	62%
Office	149,898	23%	156,296	24%
Medical	19,775	3%	25,934	4%
Other [1]	58,939	10%	63,330	10%
Principal outstanding	$642,688	100%	$653,621	100%
1  The Other category consists principally of apartments and retail properties.
The following table identifies mortgage loans by maturity at December 31.
	2018	% of Total	2017	% of Total
Due in one year or less	$21,397	3%	$9,726	1%
Due after one year through five years	54,671	9%	71,493	11%
Due after five years through ten years	128,713	20%	95,143	15%
Due after ten years	437,907	68%	477,259	73%
Principal outstanding	$642,688	100%	$653,621	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table identifies the commercial mortgage portfolio by current loan balance at December 31.
	2018	% of Total	2017	% of Total
$5 million or greater	$153,555	24%	$139,234	21%
$4 million to less than $5 million	45,653	7%	60,824	10%
$3 million to less than $4 million	67,867	11%	63,671	10%
$2 million to less than $3 million	112,234	17%	125,853	19%
$1 million to less than $2 million	184,166	29%	183,682	28%
Less than $1 million	79,213	12%	80,357	12%
Principal outstanding	$642,688	100%	$653,621	100%
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the value at the time of origination at December 31.
	2018	% of Total	2017	% of Total
70% or greater	$70,347	11%	$90,010	14%
50% to 69%	348,033	54%	357,223	55%
Less than 50%	224,308	35%	206,388	31%
Principal outstanding	$642,688	100%	$653,621	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  The concentration in the west south central, east north central, and Pacific regions exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect areas of those regions.  We would not expect an occurrence in any of these areas to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced one loan with an outstanding balance of $4.2 million during the year ended December 31, 2018.  We refinanced seven loans with outstanding balances of $8.4 million during the year ended December 31, 2017.  None of these refinancings were the result of troubled debt restructuring.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 21 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2018	2017
Land	$34,063	$35,574
Buildings	168,365	162,781
Less accumulated depreciation	(42,766)	(34,235)
Real estate, commercial	159,662	164,120
Real estate, joint ventures	27,332	29,099
Total	$186,994	$193,219
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  We had real estate sales of $12.5 million during 2018, $2.1 million during 2017, and $1.4 million during 2016.
We had $27.3 million in real estate joint ventures at year-end 2018, compared with $29.1 million at year-end 2017.  We are the holder of all shares in three subsidiary real estate joint ventures with a combined carrying value of $20.7 million at year-end 2018 and $20.9 million at year-end 2017.  Each of the three subsidiaries holds a 50% interest in these separate joint ventures and all are based in Urbandale, Iowa.  The Company periodically reviews its real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2018 or 2017.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $14.7 million at December 31, 2018, compared to $13.1 million at December 31, 2017.  In addition, $12.0 million of our real estate joint ventures were non-income producing at December 31, 2018 compared to $10.5 million at December 31, 2017.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

5. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Loans
We do not record mortgage, policy, or agent loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.
Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.  Mortgage loans are categorized as Level 3.
Policy loans are made to policyholders under terms defined in the policy's contract.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.  Policy loans are categorized as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilized external third-party pricing services at both December 31, 2018 and December 31, 2017 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2018, approximately 97% of the carrying value of these investments was from an external pricing service, 2% was from brokers, and 1% was derived from internal matrices and calculations.  At December 31, 2017, approximately 97% of the carrying value of these investments was from external pricing services, 2% was from brokers, and 1% was derived from internal matrices and calculations.  We review prices received from service providers for reasonableness and unusual fluctuations but generally accept the price identified from the pricing service.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we solicit only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2000 U.S. Annuity Basic Mortality Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2018
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and
obligations of U.S. Government	$25,251	$157,895	$—	$183,146
Federal agencies [1]	—	2,390	—	2,390
Federal agency issued residential
mortgage-backed securities [1]	—	112,917	—	112,917
Subtotal	25,251	273,202	—	298,453
Corporate obligations:
Industrial	—	479,691	—	479,691
Energy	—	166,330	—	166,330
Communications and technology	—	249,332	—	249,332
Financial	—	289,374	—	289,374
Consumer	—	585,646	—	585,646
Public utilities	—	265,895	—	265,895
Subtotal	—	2,036,268	—	2,036,268
Corporate private-labeled residential
mortgage-backed securities	—	28,842	—	28,842
Municipal securities	—	261,679	—	261,679
Other	—	65,427	—	65,427
Redeemable preferred stocks	—	13,410	—	13,410
Fixed maturity securities	25,251	2,678,828	—	2,704,079
Equity securities	4,264	10,160	—	14,424
Short-term investments	58,712	—	—	58,712
Separate account assets	—	373,734	—	373,734
Total	$88,227	$3,062,722	$—	$3,150,949

Percent of total	3%	97%	—%	100%

Liabilities:
Other policyholder funds:
Guaranteed minimum withdrawal benefits	$—	$—	$(3,648)	$(3,648)
Separate account liabilities	—	373,734	—	373,734
Total	$—	$373,734	$(3,648)	$370,086

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2017
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and
obligations of U.S. Government	$12,748	$119,782	$—	$132,530
Federal agency issued residential
mortgage-backed securities [1]	—	30,258	—	30,258
Subtotal	12,748	150,040	—	162,788
Corporate obligations:
Industrial	—	501,577	—	501,577
Energy	—	181,964	—	181,964
Communications and technology	—	246,649	—	246,649
Financial	—	261,447	—	261,447
Consumer	—	576,678	—	576,678
Public utilities	—	268,095	—	268,095
Subtotal	—	2,036,410	—	2,036,410
Corporate private-labeled residential
mortgage-backed securities	—	36,191	—	36,191
Municipal securities	—	203,242	—	203,242
Other	—	81,509	—	81,509
Redeemable preferred stocks	—	14,924	—	14,924
Fixed maturity securities	12,748	2,522,316	—	2,535,064
Equity securities	5,214	15,556	—	20,770
Short-term investments	32,195	—	—	32,195
Separate account assets	—	419,812	—	419,812
Total	$50,157	$2,957,684	$—	$3,007,841

Percent of total	2%	98%	—%	100%

Liabilities:
Other policyholder funds:
Guaranteed minimum withdrawal benefits	$—	$—	$(3,252)	$(3,252)
Separate account liabilities	—	419,812	—	419,812
Total	$—	$419,812	$(3,252)	$416,560

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:
2018
Liabilities
GMWB
Beginning balance	$(3,252)
Included in earnings	(921)
Included in other comprehensive
income (loss)	—
Purchases, issuances, sales and
other dispositions:
Purchases	—
Issuances	235
Sales	—
Other dispositions	290
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$(3,648)

	2017
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$400	$(2,158)
Included in earnings	11	(1,419)
Included in other comprehensive
income (loss)	(83)	—
Purchases, issuances, sales and
other dispositions:
Purchases	—	—
Issuances	—	449
Sales	(328)	—
Other dispositions	—	(124)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$—	$(3,252)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2016
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$577	$(2,778)
Included in earnings	—	1,237
Included in other comprehensive
income (loss)	91	—
Purchases, issuances, sales and
other dispositions:
Purchases	—	—
Issuances	—	430
Sales	—	—
Other dispositions	(268)	(1,047)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$400	$(2,158)
Specific securities may transfer into or out of Level 3, largely depending upon the availability of pricing.  We did not have any transfers between any levels at December 31, 2018, 2017, or 2016.
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2018.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(3,648)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.40%-1.60%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2017.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(3,252)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.39%-1.17%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2018	2017
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$(0.1)	(0.1)
A 10% decrease in the lapse assumption	—	0.2
A 10% increase in the benefit utilization	—	0.7
A 10 basis point increase in the credit spreads used for non-performance	(0.3)	(0.3)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2018
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$25,251	$2,678,828	$—	$2,704,079	$2,704,079
Equity securities	4,264	10,160	—	14,424	14,424
Mortgage loans	—	—	640,796	640,796	639,559
Policy loans	—	—	88,066	88,066	88,066
Short-term investments	58,712	—	—	58,712	58,712
Separate account assets	—	373,734	—	373,734	373,734

Liabilities:
Individual and group annuities	—	—	1,049,195	1,049,195	1,068,577
Supplementary contracts and annuities
without life contingencies	—	—	50,805	50,805	52,798
Separate account liabilities	—	373,734	—	373,734	373,734
Other policyholder funds - GMWB	—	—	(3,648)	(3,648)	(3,648)

	2017
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$12,748	$2,522,316	$—	$2,535,064	$2,535,064
Equity securities	5,214	15,556	—	20,770	20,770
Mortgage loans	—	—	658,706	658,706	649,542
Policy loans	—	—	78,175	78,175	78,175
Short-term investments	32,195	—	—	32,195	32,195
Separate account assets	—	419,812	—	419,812	419,812

Liabilities:
Individual and group annuities	—	—	1,059,263	1,059,263	1,078,819
Supplementary contracts and annuities
without life contingencies	—	—	52,094	52,094	53,470
Separate account liabilities	—	419,812	—	419,812	419,812
Other policyholder funds - GMWB	—	—	(3,252)	(3,252)	(3,252)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

6. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2018	2017
Receivables:
Agent receivables, net
(allowance $1,496; 2017 - $817)	$2,078	$1,719
Investment-related financing receivables:
Mortgage loans, net
(allowance $3,129; 2017 - $4,079)	639,559	649,542
Total financing receivables	$641,637	$651,261
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are long-term in nature and are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2018			2017
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$1,210	$600	$610	$1,234	$609	$625
Other agent receivables	2,364	896	1,468	1,302	208	1,094
Total	$3,574	$1,496	$2,078	$2,536	$817	$1,719
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2018	2017
Beginning of year	$817	$660
Additions	812	302
Deductions	(133)	(145)
End of year	$1,496	$817
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2018	2017
Mortgage loans collectively evaluated
for impairment	$568,521	$576,980
Mortgage loans individually evaluated
for impairment	74,167	76,641
Allowance for loan losses	(3,129)	(4,079)
Carrying value	$639,559	$649,542
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 4, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were over 30 days past due at December 31, 2018.  There were two mortgage loans there were past due at December 31, 2017.   One loan was over 30 days but less than 60 days past due.  Payment was subsequently received on this loan and it was brought current in 2018.  The other loan was over 90 days past due and was in the process of foreclosure.  This loan was subsequently settled and payment was collected in 2018.  We had no troubled loans that were restructured or modified during 2018 or 2017.
The following table presents an aging schedule for delinquent payments for both principal and interest by property type at December 31, 2017.
		Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
Industrial	$482	$5	$—	$—	$5
Office	—	—	—	—	—
Medical	4,921	75	75	1,500	1,650
Other	—	—	—	—	—
Total	$5,403	$80	$75	$1,500	$1,655

The following table details the activity within the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2018	2017
Beginning of year	$4,079	$3,333
Provision	—	746
Deductions	(950)	—
End of year	$3,129	$4,079
The Company decreased the allowance for mortgage loan losses $1.0 million in 2018, largely due to the settlement of a loan in 2018 that was in the process of foreclosure at December 31, 2017.  In addition, the allowance for loan losses decreased due to the lower volume of loans at December 31, 2018.  We increased our allowance for mortgage loan losses $0.7 million in 2017, primarily due to a specific reserve recorded on the loan that was in foreclosure at December 31, 2017.  We review the portfolio's risk profile and expected ongoing performance at least quarterly.
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at the lesser of the current fair value or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

7. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  On December 22, 2017, the newly enacted TCJA changed the expected statutory tax rate for tax years beginning January 1, 2018.  The change in tax rate from 35% to 21% required a remeasurement of the unamortized asset related to affordable housing investments.  This remeasurement resulted in a decrease to the asset and a nonrecurring increase in amortization of $0.8 million in 2017 that is included in income tax benefit in the Consolidated Statements of Comprehensive Income and the table below.  The tax credits reduce tax expense while the amortization increases tax expense.
The following table provides information regarding our VIEs that generate tax credits and related amortization for the years ended December 31.
	2018	2017	2016
Federal income tax credits realized	$2,752	$2,752	$2,752
Amortization	1,452	1,592	1,543
Amortization related to tax rate change	—	768	—
Our investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2018, 2017, or 2016.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2018 and December 31, 2017.  The table includes investments in five real estate joint ventures and 16 affordable housing real estate joint ventures at December 31, 2018 and investments in five real estate joint ventures and 17 affordable housing real estate joint ventures at December 31, 2017.
	2018		2017
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,689	$21,689	$21,761	$21,761
Affordable housing real estate joint ventures	5,643	30,950	7,338	33,354
Total	$27,332	$52,639	$29,099	$55,115
The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.
At December 31, 2018 and December 31, 2017, we had no equity commitments outstanding to the real estate joint venture VIEs.  We have contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, we are unable to quantify the amount of these contingent commitments.
In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2018 included $19.7 million of losses which could be realized if the tax credits received by the VIEs were recaptured, compared to $18.7 million at December 31, 2017.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.

8. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $373.7 million at December 31, 2018 and $419.8 million at December 31, 2017.  Variable universal life and variable annuity assets comprised 28% and 72% of these amounts in both 2018 and 2017.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2018	2017	2016
Balance at beginning of year	$419,812	$373,256	$372,924
Deposits on variable policyholder contracts	25,722	27,969	23,344
Transfers to general account	(1,989)	(2,286)	(3,880)
Investment performance	(24,035)	65,678	28,489
Policyholder benefits and withdrawals	(32,909)	(32,123)	(34,991)
Contract charges	(12,867)	(12,682)	(12,630)
Balance at end of year	$373,734	$419,812	$373,256

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of the separate accounts with the GMWB rider was recorded at fair value of $115.2 million at December 31, 2018.  The fair value of the separate accounts with the GMWB rider was $131.9 million at December 31, 2017.  The GMWB guarantee liability was $(3.6) million at December 31, 2018 and $(3.3) million at December 31, 2017.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as separate account assets, totaling $373.7 million at December 31, 2018 and $419.8 million at December 31, 2017, and corresponding separate account liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the direct block approximated $0.5 million at December 31, 2018 and $0.4 million at December 31, 2017.
In addition, we have an assumed closed block of variable universal life business that totaled $285.6 million at December 31, 2018 and $331.0 million at December 31, 2017.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $30.6 million at December 31, 2018 and $30.2 million at December 31, 2017 are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the assumed block approximated $0.6 million at both December 31, 2018 and December 31, 2017.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.
Separate account balances for variable annuity contracts were $269.9 million at December 31, 2018 and $301.8 million at December 31, 2017.  The total reserve held for variable annuity GMDB was $0.1 million at December 31, 2018 and less than $0.1 million at December 31, 2017.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2018 and 2017 is provided below:
	2018			2017
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$210,889	$2,184	61.8	$237,877	$289	61.1
Return of the greater of the highest anniversary contract value or net deposits	8,151	749	70.2	8,903	2	68.8
Return of the greater of every fifth year highest anniversary contract value or net deposits	6,723	59	68.8	7,216	27	67.8
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	44,168	7,433	64.1	47,771	2,527	63.3
Total	$269,931	$10,425	62.6	$301,767	$2,845	61.8

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2018	2017
Money market	$2,683	$2,426
Fixed income	17,134	18,673
Balanced	77,981	87,741
International equity	17,432	18,814
Intermediate equity	131,355	147,233
Aggressive equity	23,346	26,880
Total	$269,931	$301,767

9. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability for the Individual Insurance, Group Insurance, and Old American segments for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2018
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$657	$27,945	$5,438	$34,040
Less reinsurance recoverable	(372)	(21,231)	(5,346)	(26,949)
Net liability at beginning of year	285	6,714	92	7,091
Incurred benefits related to:
Current year	32	27,526	48	27,606
Prior years [1]	75	(647)	(68)	(640)
Total incurred benefits	107	26,879	(20)	26,966
Paid benefits related to:
Current year	11	23,150	18	23,179
Prior years	91	3,051	22	3,164
Total paid benefits	102	26,201	40	26,343
Net liability at end of year	290	7,392	32	7,714
Reinsurance recoverable	541	23,796	4,402	28,739
Gross liability at end of year	$831	$31,188	$4,434	$36,453
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2017
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$785	$26,020	$5,341	$32,146
Less reinsurance recoverable	(445)	(19,850)	(5,260)	(25,555)
Net liability at beginning of year	340	6,170	81	6,591
Incurred benefits related to:
Current year	27	26,836	87	26,950
Prior years [1]	57	(430)	(53)	(426)
Total incurred benefits	84	26,406	34	26,524
Paid benefits related to:
Current year	3	22,758	12	22,773
Prior years	136	3,104	11	3,251
Total paid benefits	139	25,862	23	26,024
Net liability at end of year	285	6,714	92	7,091
Reinsurance recoverable	372	21,231	5,346	26,949
Gross liability at end of year	$657	$27,945	$5,438	$34,040
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
	2016
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$995	$26,045	$6,132	$33,172
Less reinsurance recoverable	(595)	(20,142)	(6,054)	(26,791)
Net liability at beginning of year	400	5,903	78	6,381
Incurred benefits related to:
Current year	65	26,069	128	26,262
Prior years [1]	5	(503)	(64)	(562)
Total incurred benefits	70	25,566	64	25,700
Paid benefits related to:
Current year	36	22,264	49	22,349
Prior years	94	3,035	12	3,141
Total paid benefits	130	25,299	61	25,490
Net liability at end of year	340	6,170	81	6,591
Reinsurance recoverable	445	19,850	5,260	25,555
Gross liability at end of year	$785	$26,020	$5,341	$32,146
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2018	2017	2016
Individual Insurance Segment:
Individual accident and health	$831	$657	$785
Group life	30	—	—
Individual life	27,141	18,506	16,624
Deferred annuity	4,289	3,047	3,221
Subtotal	32,291	22,210	20,630

Group Insurance Segment:
Group accident and health	31,188	27,945	26,020
Group life	1,994	1,846	1,671
Subtotal	33,182	29,791	27,691

Old American Segment:
Individual accident and health	4,434	5,438	5,341
Individual life	6,814	6,240	6,361
Subtotal	11,248	11,678	11,702

Total	$76,721	$63,679	$60,023
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.7 million at December 31, 2018 and $0.6 million at December 31, 2017.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2018 was $5.0 million, consisting of an undiscounted amount of $6.2 million and an aggregated discount amount deducted of $1.2 million.  Discount rates ranged from 3.20% to 8.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2018.  The amounts for 2016 through 2018 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,							Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
Year Incurred	2012	2013	2014	2015	2016	2017	2018
2012	$1,132	$1,087	$999	$993	$1,116	$1,104	$1,118	$—	625
2013		806	836	815	838	838	822	—	234
2014			868	955	799	768	770	—	182
2015				989	918	701	697	—	227
2016					1,694	1,552	1,382	—	234
2017						2,038	1,727	—	239
2018							2,473	672	177
						Total	$8,989
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2018.  The amounts for 2016 through 2018 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,
Year Incurred	2012	2013	2014	2015	2016	2017	2018
2012	$91	$373	$499	$605	$675	$733	$797
2013		91	336	449	501	537	564
2014			71	276	411	481	499
2015				100	390	491	531
2016					164	505	626
2017						162	549
2018							208
						Total	$3,774
All outstanding liabilities before 2012, net of reinsurance							$958
Liabilities for claims and claim adjustment expenses, net of reinsurance							$6,172

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual and Old American segments, none of which are individually significant.
	2018	2017
Net outstanding liabilities:
Group long-term disability	$6,172	$5,171
Other short-duration contracts	4,282	4,139
Liabilities for unpaid claims and claim adjustment
expenses, net of reinsurance	10,454	9,310

Reinsurance recoverable on unpaid claims:
Group long-term disability	28,750	25,220
Other short-duration contracts	5,571	6,409
Total reinsurance recoverable on unpaid claims	34,321	31,629

Insurance lines other than short-duration	38,338	27,891
Unallocated claims adjustment expenses	—	—
Impact of discounting	(6,392)	(5,151)
Other	—	—
	31,946	22,740

Total gross liability for unpaid claims and claim
adjustment expenses	$76,721	$63,679
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2018.
	Years
	1	2	3	4	5
Group long-term disability	10.30%	28.40%	13.20%	7.70%	4.30%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

10. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in 2018, compared to 7% in 2017.  Assumed participating business from the acquisition of closed blocks of business accounted for 99% of total participating statutory premiums in both 2018 and 2017.   Participating business equaled 5% of total life insurance in force at December 31, 2018, compared to 10% at December 31, 2017.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2018 and December 31, 2017.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.

11. Debt
We had no notes payable outstanding at December 31, 2018 or December 31, 2017.
As a member of the Federal Home Loan Bank of Des Moines (FHLB) with a capital investment of $4.9 million at December 31, 2018, we have the ability to borrow on a collateralized basis from the FHLB.  We received an insignificant amount of dividends on the capital investment in 2018, 2017, and 2016.
We have unsecured revolving lines of credit with two major commercial banks.  The lines available totaled $70.0 million at December 31, 2018 and December 31, 2017 with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices and will mature in June of 2019.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $10.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.

12. Income Taxes

The following table provides information about income taxes for the years ended December 31.

	2018	2017	2016
Current income tax expense (benefit)	$(505)	$4,784	$5,069
Deferred income tax expense	1,743	3,531	3,659
Adjustment to deferred taxes for enacted
changes in tax laws	276	(30,487)	—
Total income tax expense (benefit)	$1,514	$(22,172)	$8,728
The following table provides information about taxes paid for the years ended December 31.
	2018	2017	2016
Cash paid (refund) for income taxes	$(963)	$3,569	$4,933

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2018	2017	2016
Federal income tax rate	21%	35%	35%
Tax credits, net of equity adjustment	(10)%	(2)%	(5)%
Permanent differences and other	(4)%	(2)%	(2)%
Remeasurement of deferred taxes for enacted
changes in tax laws	2%	(106)%	—%
Effective income tax rate	9%	(75)%	28%
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2018	2017
Deferred tax assets:
Future policy benefits	$15,752	$7,626
Employee retirement benefits	6,465	7,523
Tax carryovers	3,791	—
Other	2,259	5,233
Deferred tax assets	28,267	20,382
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	2,712	4,017
Unrealized investment gains	2,146	19,756
Capitalization of DAC, net of amortization	36,410	37,738
VOBA	4,264	4,262
Property and equipment	5,102	1,491
Deferred tax liabilities	50,634	67,264
Net deferred tax liability	22,367	46,882
Current tax asset	(4,259)	(3,081)
Income taxes payable	$18,108	$43,801
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2015.  We are not currently under examination by the Internal Revenue Service (IRS).
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.  The Company recognized no tax benefit related to tax penalty and interest expense in 2018 and 2017.  The Company recognized $0.1 million tax benefit related to penalty and interest expense in 2016.
We had no material uncertain tax positions at December 31, 2018 or December 31, 2017.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2018	2017	2016
Income tax expense (benefit)	$1,514	$(22,172)	$8,728
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available
for sale	(17,295)	426	(1,004)
Effect on DAC, VOBA, and DRL	2,357	675	850
Change in future policy benefits	2,980	1,045	(1,056)
Change in policyholder account balances	38	36	(6)
Change in benefit plan obligations	(1,548)	3,467	6,543
Total income tax expense (benefit) included in financial statements	$(11,954)	$(16,523)	$14,055
Beginning January 1, 2018, the TCJA imposes a limitation on life insurance tax reserves based upon the greater of net surrender value or 92.81% of the reserve method prescribed by the National Association of Insurance Commissioners (NAIC) which covers such contracts as of the date the reserve is determined.  The Company adopted SEC Staff Accounting Bulletin No. 118 (SAB 118) as permitted by the FASB in 2017.  SAB 118 allows companies to use provisional amounts to record the effects of the TCJA and also provides a measurement period (not to exceed one year from the date of enactment) to complete the accounting of the impacts of the TCJA.  During 2017, the Company recognized the provisional tax impacts related to the change in the methodology employed to calculate tax reserves by recording a deferred tax asset and offsetting deferred tax liability of $7.4 million in its consolidated financial statements.  The Company completed and finalized the tax impact of the life insurance tax reserves limitation in 2018 and recorded a decrease to the deferred tax asset and offsetting deferred tax liability of $0.7 million in the consolidated financial statements at December 31, 2018.  This results in a final deferred tax asset and offsetting deferred tax liability of $6.7 million at December 31, 2018.  The deferred tax liability was amortized into income in the amount of $3.6 million during 2018 per the 8-year inclusion described in the TCJA.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

13. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the measurement date is annually on December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the pension plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.
The benefits expected to be paid in each year from 2019 through 2023 are as follows: $10.0 million in 2019; $8.6 million in 2020; $8.9 million in 2021; $8.6 million in 2022; and $9.4 million in 2023.  The aggregate benefits expected to be paid in the five years from 2024 through 2028 are $40.9 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2018 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2019 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2018	Target Allocation	2017	Target Allocation

Equity securities	38%	28% - 48%	46%	33% - 43%
Asset allocation and alternative assets	16%	10% - 20%	22%	23% - 33%
Debt securities	46%	30% - 60%	32%	26% - 42%
Cash and cash equivalents	—%	0% - 10%	7%	0% - 2%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Hedge fund investments are recorded at NAV.  The pension plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the NAV of the other investment funds and certain redemption restrictions may apply, including a 45 day prior written notice to withdraw funds.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The pension plan does not expect to return any plan assets to the Company during 2019.
The current assumption for the expected long-term rate of return on plan assets is 7.15%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The assumed discount rate used to determine the benefit obligation was 3.96% for pension benefits and was 4.13% for postemployment benefits.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2018.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.
We adopted the updated mortality tables issued by the Society of Actuaries during 2017.  These tables were updated because of additional mortality information and reflect more recent modifications.  These modifications generally reduced life expectancy, which may result in a lower benefit obligation for certain pension plans.  The result of the adoption of this updated table was a decrease of $1.1 million in the pension plan's benefit obligation at December 31, 2017.
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2019 through 2023 are as follows: $0.7 million in 2019; $0.7 million in 2020; $0.7 million in 2021; $0.8 million in 2022; and $0.8 million in 2023.  The aggregate benefits expected to be paid in the five years from 2024 through 2028 are $4.5 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2018.  The 2019 contribution for the postemployment medical plans is estimated to be $0.7 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans were $0.2 million in  2018, 2017, and 2016.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.3 million in 2018, $0.3 million in 2017, and $0.2 million in 2016.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.3 million in 2018, $2.2 million in 2017, and $2.1 million in 2016.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2018, 2017, or 2016.
We recognize the funded status of our pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, in the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2018	2017	2018	2017
Change in projected benefit obligation:
Benefit obligation at beginning of year	$134,232	$133,862	$18,232	$23,060
Service cost	—	—	223	307
Interest cost	4,274	4,725	631	910
Plan participants' contributions	—	—	445	461
Actuarial (gain) loss	(7,128)	5,188	(1,970)	(5,613)
Benefits paid	(9,792)	(9,543)	(1,172)	(893)
Benefit obligation at end of year	$121,586	$134,232	$16,389	$18,232

Change in plan assets:
Fair value of plan assets at beginning of year	$147,007	$134,293	$—	$—
Return on plan assets	(7,229)	18,206	—	—
Plan participants' contributions	—	—	445	461
Company contributions	4,028	4,051	727	432
Benefits paid	(9,792)	(9,543)	(1,172)	(893)
Fair value of net plan assets at end of year	$134,014	$147,007	$—	$—

Funded status at end of year	$(12,428)	$(12,775)	$16,389	$18,232

	Pension Benefits		OPEB
	2018	2017	2018	2017
Amounts recognized in accumulated other
comprehensive income (loss):
Net loss (gain)	$76,975	$69,091	$(14,336)	$(13,657)
Prior service credit	(1,406)	(1,472)	—	(100)
Total accumulated other comprehensive
income (loss)	$75,569	$67,619	$(14,336)	$(13,757)

	Pension Benefits		OPEB
	2018	2017	2018	2017
Other changes in plan assets and benefit
obligations recognized in other
comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$10,278	$(3,379)	$(1,971)	$(5,613)
Amortization of net gain (loss)	(2,394)	(2,638)	1,292	833
Amortization of prior service credit	66	66	100	825
Total (gain) loss recognized in other
comprehensive income (loss)	$7,950	$(5,951)	$(579)	$(3,955)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Pension Benefits		OPEB
	2018	2017	2018	2017
Plans with underfunded accumulated benefit
obligation:
Projected benefit obligation	$121,586	$134,232	$—	$—
Accumulated benefit obligation	121,586	134,232	—	—
Fair value of plan assets	134,014	147,007	—	—

Weighted average assumptions used to determine
benefit obligations at December 31:
Discount rate	3.96%	3.30%	4.13%	3.52%

Weighted average assumptions used to determine
net periodic benefit cost for years ended
December 31:
Discount rate	3.30%	3.69%	3.52%	4.02%
Expected return on plan assets	7.15%	7.50%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2018	2017
Fixed maturity securities:
U.S. Government	$346	$479
Industrial and public utility	9,922	11,773
Investment funds:
Mutual funds	24,535	60,728
Hedge fund	326	6,434
Collective trust	86,889	49,381
Limited partnerships	9,361	12,035
Other invested assets	25	25
Cash and cash equivalents	25	31
Receivables	2,585	6,148
Fair value of assets at end of year	134,014	147,034
Liabilities:
Accrued liabilities	—	27
Total liabilities	—	27
Fair value of net plan assets at end of year	$134,014	$147,007

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide the fair value hierarchy, as described in Note 5, for pension plan assets at December 31.

	2018
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$346	$—	$346
Industrial and public utility	—	9,922	—	9,922
Mutual funds	24,535	—	—	24,535
Other invested assets	—	—	25	25
Total assets in the fair value hierarchy	24,535	10,268	25	34,828

Investments measured at net asset value: [1]
Hedge fund				326
Collective trust				86,889
Limited partnerships				9,361
Investments at fair value				$131,404

	2017
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$479	$—	$479
Industrial and public utility	—	11,773	—	11,773
Mutual funds	60,728	—	—	60,728
Other invested assets	—	—	25	25
Total assets in the fair value hierarchy	60,728	12,252	25	73,005

Investments measured at net asset value: [1]
Hedge fund				6,434
Collective trust				49,381
Limited partnerships				12,035
Investments at fair value				$140,855
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2018	2017
Beginning balance	$25	$14
Gains realized and unrealized	—	11
Ending balance	$25	$25

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.
	Pension Benefits			OPEB
	2018	2017	2016	2018	2017	2016
Service cost	$—	$—	$—	$223	$307	$518
Interest cost	4,274	4,725	5,333	631	910	1,452
Expected return on plan assets	(10,177)	(9,638)	(9,403)	—	—	—
Amortization of:
Unrecognized actuarial net (gain)
loss	2,394	2,638	2,649	(1,292)	(833)	96
Unrecognized prior service credit	(66)	(66)	—	(100)	(825)	(976)
Net periodic benefit cost (credit)	(3,575)	(2,341)	(1,421)	(538)	(441)	1,090
Total recognized in other comprehensive income (loss)	7,950	(5,951)	(6,520)	(579)	(3,955)	(12,175)
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$4,375	$(8,292)	$(7,941)	$(1,117)	$(4,396)	$(11,085)
The following table provides the estimated net loss (gain) and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2019.
	Pension Benefits	OPEB
Actuarial net loss (gain)	$2,874	$(1,458)
Prior service credit	(66)	—
The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the following table demonstrates.
	One Percentage Point Change in the Growth Rate
	Increase	Decrease
Service and interest cost components	$137	$(110)
Postemployment benefit obligation	2,322	(1,899)
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.00%, decreasing gradually to 5.00% in 2029 and thereafter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

14. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan design includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2018.
Defined Measurement Period	Number of Units	Grant Price
2016-2018	134,828	$43.495
2017-2019	130,017	$48.01
2018-2020	155,297	$45.62
2019-2021*	126,898	$35.12
*  Effective January 1, 2019
The long-term incentive plan made a payment of $0.2 million during 2018 for the three-year interval ended December 31, 2017, a payment of $0.5 million during 2017 for the three-year interval ended December 31, 2016, and a payment of $1.7 million during 2016 for the three-year interval ended December 31, 2015.  The change in accrual that reduced operating expense during 2018 was $0.4 million, net of tax.  The change in accrual that reduced operating expense during 2017 was $0.1 million, net of tax.  The cost of share-based compensation accrued as operating expense during 2016 was $0.9 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

15. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2018	2017	2016
Life insurance in force (in millions) :
Direct	$53,084	$28,592	$28,838
Ceded	(33,265)	(13,357)	(13,245)
Assumed	4,601	3,217	3,409
Net	$24,420	$18,452	$19,002

Premiums:
Life insurance:
Direct	$201,823	$178,318	$171,314
Ceded	(59,134)	(47,306)	(47,122)
Assumed	2,992	2,232	2,304
Net	$145,681	$133,244	$126,496

Accident and health:
Direct	$58,884	$57,324	$55,400
Ceded	(10,972)	(10,632)	(10,077)
Net	$47,912	$46,692	$45,323
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $15.2 million at December 31, 2018 and $17.2 million at December 31, 2017.  The reserve for future policy benefits ceded under this agreement was $9.1 million at December 31, 2018 and $10.2 million at December 31, 2017.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  The insurance in force ceded approximated $692.0 million at December 31, 2018 and $763.4 million at December 31, 2017.  Premiums totaled $6.2 million during 2018, $6.5 million during 2017, and $6.8 million during 2016.
Reinsurance recoverables were $366.2 million at year-end 2018, consisting of reserves ceded of $342.3 million and claims ceded of $23.9 million.  Reinsurance recoverables were $185.6 million at year-end 2017, consisting of reserves ceded of $172.0 million and claims ceded of $13.6 million.  The increase in reinsurance recoverables during 2018 was largely due to the acquisition of Grange Life.
In the fourth quarter of 2018, Grange Life completed a 100% recapture of a block of business previously ceded to Colorado Bankers Life Insurance Company.  The block of business recaptured approximated $54.5 million of deferred annuity reserves.
The maximum retention on any one life during 2018 and 2017 was $0.5 million for ordinary life plans and $0.1 million for group coverage.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table reflects our reinsurance partners whose reinsurance recoverable was 5% or greater of our total reinsurance recoverable at December 31, 2018, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$136,433	37%
RGA Reinsurance Company	A+	84,946	23%
Security Life of Denver	A	20,848	6%
Other (26 Companies)		123,969	34%
Total		$366,196	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2018 and 2017, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $725.5 million of life insurance in force at December 31, 2018 and $796.6 million of life insurance in force at December 31, 2017.  This block generated life insurance premiums of $2.0 million in 2018, $2.1 million in 2017, and $2.2 million in 2016.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $285.6 million of separate account balances at December 31, 2018, which are included in the financial statements of American Family, compared to $331.0 million at December 31, 2017.  This block consisted of $0.6 million of future policy benefits and $30.6 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2018.  This block consisted of $0.6 million of future policy benefits and $30.2 million in fixed fund balances at December 31, 2017.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

16. Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.
The following tables provide information about comprehensive income (loss).  Equity securities were removed from the 2018 table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Year Ended December 31, 2018
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(82,724)	$(17,372)	$(65,352)
Less reclassification adjustments:
Net realized investment losses, excluding impairment losses	(367)	(77)	(290)
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive loss	—	—	—
Net unrealized losses excluding impairment losses	(82,357)	(17,295)	(65,062)
Effect on DAC, VOBA, and DRL	11,224	2,357	8,867
Change in future policy benefits	14,190	2,980	11,210
Change in policyholder account balances	182	38	144
Change in benefit plan obligations	(7,371)	(1,548)	(5,823)
Other comprehensive loss	$(64,132)	$(13,468)	$(50,664)
Net income			15,672
Comprehensive loss			$(34,992)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Year Ended December 31, 2017
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$2,854	$1,001	$1,853
Equity securities	827	289	538
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,474	866	1,608
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive income	(7)	(2)	(5)
Net unrealized gains excluding impairment losses	1,214	426	788
Effect on DAC, VOBA, and DRL	1,929	675	1,254
Change in future policy benefits	2,987	1,045	1,942
Change in policyholder account balances	102	36	66
Change in benefit plan obligations	9,906	3,467	6,439
Other comprehensive income	$16,138	$5,649	$10,489
Net income			51,541
Comprehensive income			$62,030

	Year Ended December 31, 2016
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$2,201	$771	$1,430
Equity securities	(551)	(193)	(358)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,139	1,799	3,340
Other-than-temporary impairment losses recognized in earnings	(563)	(196)	(367)
Other-than-temporary impairment losses recognized in other comprehensive income	(57)	(21)	(36)
Net unrealized losses excluding impairment losses	(2,869)	(1,004)	(1,865)
Effect on DAC, VOBA, and DRL	2,427	850	1,577
Change in future policy benefits	(3,016)	(1,056)	(1,960)
Change in policyholder account balances	(16)	(6)	(10)
Change in benefit plan obligations	18,695	6,543	12,152
Other comprehensive income	$15,221	$5,327	$9,894
Net income			22,316
Comprehensive income			$32,210

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2018, net of tax.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$72,172	$2,174	$(42,549)	$(10,012)	$(15,206)	$(291)	$6,288
Cumulative effect of adoption of new accounting principle (ASU No. 2016-01)	(1,212)	—	—	38	—	—	(1,174)
Adjusted beginning of year	70,960	2,174	(42,549)	(9,974)	(15,206)	(291)	5,114
Other comprehensive income (loss) before reclassification	(64,695)	(657)	(5,823)	8,867	11,210	144	(50,954)
Amounts reclassified from accumulated other comprehensive income (loss)	290	—	—	—	—	—	290
Net current-period other comprehensive income (loss)	(64,405)	(657)	(5,823)	8,867	11,210	144	(50,664)
End of year	$6,555	$1,517	$(48,372)	$(1,107)	$(3,996)	$(147)	$(45,550)
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2017, net of tax.  This table reflects the adoption of the FASB guidance regarding the reclassification of certain stranded tax effects from accumulated other comprehensive income (loss) that we adopted effective December 31, 2017.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$58,633	$1,750	$(41,448)	$(9,492)	$(14,453)	$(306)	$(5,316)
Other comprehensive income before reclassification	2,357	34	6,439	1,225	1,942	66	12,063
Amounts reclassified from accumulated other comprehensive income (loss)	(1,608)	5	—	29	—	—	(1,574)
Net current period other comprehensive income	749	39	6,439	1,254	1,942	66	10,489
Cumulative effect of adoption of new accounting principle (ASU No. 2018-12)	12,790	385	(7,540)	(1,774)	(2,695)	(51)	1,115
End of year	$72,172	$2,174	$(42,549)	$(10,012)	$(15,206)	$(291)	$6,288

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the pre-tax and the related income tax benefit (expense) components of the amounts reclassified from accumulated other comprehensive income (loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2018	2017	2016
Reclassification adjustments related to unrealized gains (losses)
on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$(367)	$2,474	$5,139
Income tax benefit (expense) [2]	77	(866)	(1,799)
Net of taxes	(290)	1,608	3,340

Other-than-temporary impairment losses [1]	—	(7)	(620)
Income tax benefit [2]	—	2	217
Net of taxes	—	(5)	(403)

Reclassification adjustment related to DAC, VOBA, and DRL [1]	—	(44)	(173)
Income tax benefit [2]	—	15	61
Net of taxes	—	(29)	(112)

Total pre-tax reclassifications	(367)	2,423	4,346
Total income tax benefit (expense)	77	(849)	(1,521)
Total reclassification, net taxes	$(290)	$1,574	$2,825
1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

17. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during 2018, 2017, and 2016.  The number of shares outstanding at both December 31, 2018 and December 31, 2017 was 9,683,414.

18. Segment Information

We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Sunset Life, Grange Life, and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, and disability products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Separate investment portfolios are maintained for Kansas City Life, Sunset Life, Old American, and Grange Life for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2018
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$156,604	$61,632	$92,273	$310,509
Interest credited to policyholder account balances	74,308	—	—	74,308
Amortization of deferred acquisition costs	20,916	—	19,700	40,616
Income tax expense	854	574	86	1,514
Net income	12,198	2,160	1,314	15,672
Assets	4,552,270	10,550	408,666	4,971,486

	2017
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$145,460	$59,569	$88,935	$293,964
Interest credited to policyholder account balances	72,921	—	—	72,921
Amortization of deferred acquisition costs	15,965	—	18,805	34,770
Income tax expense (benefit)	(16,687)	910	(6,395)	(22,172)
Net income	41,005	1,690	8,846	51,541
Assets	4,120,410	9,710	400,550	4,530,670

	2016
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$141,599	$56,967	$84,429	$282,995
Interest credited to policyholder account balances	72,814	—	—	72,814
Amortization of deferred acquisition costs	10,271	—	17,763	28,034
Income tax expense	8,108	44	576	8,728
Net income	20,974	86	1,256	22,316
Assets	4,051,014	8,834	389,565	4,449,413

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

19. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	First	Second	Third	Fourth
2018:
Total revenues	$109,511	$112,331	$115,372	$123,818
Total benefits and expenses	107,768	107,386	107,698	120,994
Net income	1,462	4,108	6,275	3,827
Per common share,
basic and diluted	0.15	0.43	0.64	0.40

2017:
Total revenues	$111,257	$115,317	$112,026	$112,157
Total benefits and expenses	104,003	107,400	102,683	107,302
Net income	5,168	5,612	6,648	34,113
Per common share,
basic and diluted	0.53	0.58	0.69	3.52

20. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2018	2017	2016

Net gain from operations	$11,529	$14,440	$11,457
Net income	15,510	15,977	12,457
Capital and surplus	278,157	307,501	323,304
The decrease in capital and surplus in 2018 compared to 2017 was largely attributable to changes in nonadmitted assets of $28.0 million, change in net unrealized capital losses of $8.5 million, and a $7.5 million increase in the liability for pension and OPEB.  These changes were partially offset by net income of $15.5 million, change in asset valuation reserve of $4.6 million, and change in net deferred taxes of $4.8 million.  The decrease in capital and surplus in 2017 compared to 2016 was largely attributable to changes in net deferred income tax of $25.1 million and changes in net unrealized capital losses of $10.2 million.  These changes were partially offset by net income of $16.0 million, a $10.4 million reduction in the liability for pension and OPEB, and a $4.2 million decrease in nonadmitted assets.  The change in net deferred income tax largely resulted from the remeasurement of deferred taxes to reflect the reduced corporate federal income tax rate of 21% as defined under the TCJA.
Kansas City Life recognizes its 100% ownership in Old American, Sunset Life, and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2018 in the above table includes capital and surplus of $21.6 million for Old American, $24.7 million for Sunset Life, and $37.3 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  We believe that Kansas City Life, as the parent company, has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, we believe that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The maximum stockholder dividends payable by Kansas City Life without prior approval in 2019 is $27.8 million, 10% of December 31, 2018 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2019 is $2.2 million, 10% of December 31, 2018 capital and surplus.  The maximum stockholder dividends payable by Sunset Life without prior approval in 2019 is $2.5 million, 10% of December 31, 2018 capital and surplus.  The maximum stockholder dividends payable by Grange Life without prior approval in 2019 is $3.7 million, 10% of December 31, 2018 capital and surplus.  We believe that the statutory limitations impose no practical restrictions on the dividend payment plans of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the four insurance companies was within the range of approximately 650% to 1,050%, well in excess of the control level at December 31, 2018.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $14.7 million at December 31, 2018, $12.3 million at December 31, 2017, and $12.1 million at December 31, 2016.

21. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2018, we had purchase commitments to fund mortgage loans of $3.6 million.
Subsequent to December 31, 2018 we entered into commitments to fund additional mortgage loans of $3.2 million.
Contingent Liabilities
We are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.
We are involved in litigation from time to time both as a defendant and as a plaintiff, in the ordinary course of business.  Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these legal actions and other claims would not have a material effect on our business, financial position, or results of operations.
In accordance with applicable accounting guidelines, we establish an accrued liability for litigation and regulatory matters, when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, we establish an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.
Based on currently available information, we do not believe that any litigation, proceeding, or other matter to which we are a party or otherwise involved will have a material adverse effect on our financial condition or cash flows.  However, in light of the uncertainties involved in such matters, we are unable to predict the outcome or the timing of the ultimate resolution of these matters.
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance most recently completed an examination based upon our statutory financial statements for the year ended December 31, 2014 for Kansas City Life, Sunset Life, and Old American.  No recommendations or financial adjustments were required of any of the insurance companies as a result of that examination.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.

22. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2018 through March 7, 2019, the date the consolidated financial statements were issued and have identified the following subsequent event.
On January 28, 2019, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 13, 2019 to stockholders of record on February 7, 2019.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2018.

Independent Auditor's Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
We have audited the accompanying consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and its subsidiaries as of December 31, 2018 and 2017, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.
/s/ BKD, LLP
Kansas City, Missouri
March 7, 2019

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2018 and 2017

TABLE OF CONTENTS Statement of Net Assets Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2018

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Federated Insurance Series
Managed Volatility Fund II - P	210,236	$9.60	87,605	$18.267	5,988	$13.383	34,281	$9.855	$2,018	$2,675
High Income Bond Fund II - P	211,682	6.07	31,074	32.373	2,231	28.419	7,573	28.463	1,285	1,402
Government Money Fund II - S	1,142,936	1.00	70,287	13.034	382	13.017	19,681	11.272	1,143	1,143

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	213,841	24.93	107,046	42.931	12,282	31.980	13,881	24.685	5,331	4,997
Growth Series - Initial Class Shares	204,775	47.01	161,411	52.780	15,240	40.776	17,950	27.065	9,626	6,626
Total Return Series - Initial Class Shares	136,555	21.78	55,158	38.092	7,762	31.387	27,981	22.496	2,974	2,926
Total Return Bond Series - Initial Class Shares	136,261	12.65	53,647	24.979	548	25.072	17,740	20.852	1,724	1,768
Utilities Series - Initial Class Shares	270,238	29.38	84,829	72.921	9,076	58.217	36,086	33.959	7,940	7,365

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	115,093	9.26	39,918	22.876	645	22.808	6,149	22.423	1,066	1,153

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	211,531	14.17	65,906	37.818	1,578	38.622	15,245	29.123	2,997	2,938
VP International Fund - Class I	393,010	9.54	121,461	26.347	4,439	21.005	27,940	16.321	3,749	3,757
VP Value Fund - Class I	480,421	10.01	153,587	19.874	14,690	20.977	50,753	28.541	4,809	3,866
VP Income & Growth Fund - Class I	140,612	9.02	61,522	15.167	8,251	16.022	8,739	23.231	1,268	1,174
VP Ultra® Fund - Class I	91,225	17.40	27,255	31.253	4,057	32.627	18,129	33.271	1,587	1,311
VP Mid Cap Value Fund - Class I	10,315	18.31	6,749	23.513	686	24.347	544	24.736	189	189

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	71,161	9.64	34,316	13.996	2,986	14.612	10,877	14.900	686	744

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	110,712	35.84	106,593	32.201	1,381	32.258	21,392	22.953	3,968	4,310
Opportunistic Small Cap Portfolio - Initial Shares	122,334	41.20	146,364	26.107	14,909	24.167	45,405	18.912	5,040	4,935

Dreyfus Stock Index Fund, Inc. - Initial Shares	362,761	48.98	414,985	34.857	42,823	34.021	74,965	24.626	17,768	13,616

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	22,872	30.73	9,655	55.289	2,018	58.358	2,770	18.500	703	780

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	38,800	26.63	17,713	35.460	6,525	37.428	6,746	23.851	1,033	847
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	164,154	21.10	58,081	38.705	4,663	40.854	36,425	28.143	3,464	3,290
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	177,183	10.16	34,486	36.452	1,425	38.054	12,598	38.805	1,800	1,659

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	161,800	15.00	65,843	23.724	2,401	24.952	34,767	23.154	2,427	2,452
Franklin Small-Mid Cap Growth VIP Fund - Class 2	52,392	15.22	36,460	14.914	1,451	15.685	10,318	22.378	797	991
Templeton Developing Markets VIP Fund - Class 2	224,636	8.54	52,376	24.136	2,323	25.385	19,030	31.280	1,918	1,995
Templeton Foreign VIP Fund - Class 2	200,366	12.74	54,768	30.323	2,441	32.006	49,896	16.310	2,553	2,874

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2018

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	228,469	14.01	59,591	29.637	9,823	31.282	44,686	25.230	3,201	3,258

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	11,428	57.15	42,125	9.148	18,273	9.622	5,497	16.730	653	579
V.I. Technology Fund - Series I Shares	22,380	21.92	48,511	6.141	13,680	6.459	5,897	17.686	491	450
V.I. Core Equity Fund - Series I Shares	43,155	30.94	69,464	12.539	2,819	13.188	25,569	16.702	1,335	1,419

Columbia Funds Variable Series Trust II
Mid-Cap Growth Fund (Class 2)	67,308	24.06	83,857	13.891	1,359	14.610	21,926	19.826	1,619	1,270
Seligman Global Technology Fund (Class 2)	121,645	16.33	65,731	25.305	626	26.615	8,052	38.066	1,986	2,323
Select Smaller-Cap Value Fund (Class 2)	95,798	20.81	40,218	31.313	1,136	32.689	20,912	33.334	1,994	1,603

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	32,599	31.31	45,881	18.487	1,186	19.090	7,736	19.371	1,021	989
VIP Freedom Income PortfolioSM - Service Class 2	5,665	11.03	1,256	13.107	3,400	13.534	-	13.733	63	61
VIP Freedom 2010 PortfolioSM - Service Class 2	220	12.24	186	14.430	-	14.901	-	15.120	3	3
VIP Freedom 2015 PortfolioSM – Service Class 2	572	12.20	481	14.524	-	14.998	-	15.218	7	7
VIP Freedom 2020 PortfolioSM - Service Class 2	10,164	12.50	8,199	14.365	-	14.834	615	15.052	127	120
VIP Freedom 2025 PortfolioSM - Service Class 2	8,688	13.11	1,694	14.997	5,713	15.486	1	15.714	114	88
VIP Freedom 2030 PortfolioSM - Service Class 2	14,353	12.91	11,617	14.750	-	15.232	902	15.456	185	170
VIP Freedom 2035 PortfolioSM - Service Class 2	965	19.94	1,121	17.159	-	17.573	-	17.765	19	18
VIP Freedom 2040 PortfolioSM - Service Class 2	1,285	18.84	1,412	17.154	-	17.568	-	17.759	25	24
VIP Freedom 2045 PortfolioSM - Service Class 2	3,712	18.80	4,044	17.255	-	17.671	-	17.864	70	70
VIP Freedom 2050 PortfolioSM - Service Class 2	5,024	16.80	4,882	17.286	-	17.703	-	17.896	84	86

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	4,465	10.64	4,182	11.360	-	11.570	-	11.667	48	50
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	5,866	10.98	4,136	11.763	-	11.981	1,304	12.082	64	66
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	11,415	10.67	10,035	11.678	-	11.894	384	11.994	122	131

American Funds Insurance Series®
Global Bond Fund - Class 2 Shares	188	11.34	216	9.885	-	9.958	-	9.991	2	2
Global Growth Fund - Class 2 Shares	246	25.50	517	12.107	-	12.197	-	12.237	6	7
New World Fund® - Class 2 Shares	3,646	20.79	5,986	11.302	-	11.385	715	11.423	76	90
Growth-Income Fund - Class 2 Shares	1,127	44.90	2,379	12.760	855	12.854	718	12.897	51	56
Capital Income Builder® - Class 2 Shares	198	9.36	180	10.262	-	10.337	-	10.372	2	2
Asset Allocation Fund - Class 2 Shares	130	21.08	238	11.528	-	11.613	-	11.651	3	3

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	1,064	12.21	925	12.821	-	12.916	87	12.959	13	14
Managed Risk International Fund - Class P2 Shares	472	9.76	363	11.102	-	11.184	51	11.221	5	5
Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	756	11.21	666	11.046	-	11.127	101	11.164	8	9
Managed Risk Growth-Income Fund - Class P2 Shares	836	11.67	-	12.093	-	12.182	798	12.223	10	11
Managed Risk Asset Allocation Fund - Class P2 Shares	43,642	12.22	47,205	11.262	-	11.345	149	11.382	533	534
Total Net Assets									$103,803	$95,301

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II

	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$77	115	14	42	10	71	58	93	43
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	18	12	10	51	93	26	14	69	9
Net Investment Income (Loss)	59	103	4	(9)	(83)	45	44	24	34
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(94)	(12)	-	192	706	51	(6)	135	(12)
Capital Gains Distributions	-	-	-	702	721	145	-	32	-
Unrealized Appreciation (Depreciation)	(190)	(146)	-	(1,158)	(1,102)	(446)	(73)	(158)	(54)
Net Gain (Loss) on Investments	(284)	(158)	-	(264)	325	(250)	(79)	9	(66)

Change in Net Assets from Operations	$(225)	(55)	4	(273)	242	(205)	(35)	33	(32)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2018
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund

	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	56	92	28	5	3	20	56	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	29	38	43	12	13	2	6	38	53
Net Investment Income (Loss)	(29)	18	49	16	(8)	1	14	18	(53)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	66	143	249	41	102	9	(8)	48	278
Capital Gains Distributions	19	292	-	108	175	16	-	562	1,077
Unrealized Appreciation (Depreciation)	(234)	(1,159)	(825)	(269)	(263)	(55)	(32)	(947)	(2,525)
Net Gain (Loss) on Investments	(149)	(724)	(576)	(120)	14	(30)	(40)	(337)	(1,170)

Change in Net Assets from Operations	$(178)	(706)	(527)	(104)	6	(29)	(26)	(319)	(1,223)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2018
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust

	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$331	14	10	16	21	70	-	19	77
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	169	7	10	32	17	20	7	16	22
Net Investment Income (Loss)	162	7	-	(16)	4	50	(7)	3	55
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	935	1	69	161	93	21	(12)	26	7
Capital Gains Distributions	451	152	147	266	36	-	93	-	-
Unrealized Appreciation (Depreciation)	(2,511)	(195)	(287)	(908)	(390)	(270)	(125)	(412)	(555)
Net Gain (Loss) on Investments	(1,125)	(42)	(71)	(481)	(261)	(249)	(44)	(386)	(548)

Change in Net Assets from Operations	$(963)	(35)	(71)	(497)	(257)	(199)	(51)	(383)	(493)
See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2018
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products

	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM – Service Class 2

Investment Income:
Income:
Dividend Distributions	$46	-	-	14	-	-	-	5	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	27	6	4	12	14	20	18	10	-
Net Investment Income (Loss)	19	(6)	(4)	2	(14)	(20)	(18)	(5)	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	70	40	23	22	75	5	150	33	-
Capital Gains Distributions	142	47	24	100	-	265	-	105	1
Unrealized Appreciation (Depreciation)	(393)	(115)	(60)	(275)	(157)	(436)	(439)	(210)	(3)
Net Gain (Loss) on Investments	(181)	(28)	(13)	(153)	(82)	(166)	(289)	(72)	(2)

Change in Net Assets from Operations	$(162)	(34)	(17)	(151)	(96)	(186)	(307)	(77)	(1)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2018
(in thousands)

	Fidelity® Variable Insurance Products

	VIP Freedom 2010 PortfolioSM – Service Class 2	VIP Freedom 2015 PortfolioSM – Service Class 2	VIP Freedom 2020 PortfolioSM – Service Class 2	VIP Freedom 2025 PortfolioSM – Service Class 2	VIP Freedom 2030 PortfolioSM – Service Class 2	VIP Freedom 2035 PortfolioSM – Service Class 2	VIP Freedom 2040 PortfolioSM – Service Class 2	VIP Freedom 2045 PortfolioSM – Service Class 2	VIP Freedom 2050 PortfolioSM – Service Class 2

Investment Income:
Income:
Dividend Distributions	$-	-	2	2	2	-	-	1	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	1	1	2	-	-	1	1
Net Investment Income (Loss)	-	-	1	1	-	-	-	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	1	5	2	4	-	-	-	1
Capital Gains Distributions	-	-	4	2	5	-	1	1	2
Unrealized Appreciation (Depreciation)	-	(1)	(19)	(14)	(28)	(3)	(4)	(10)	(13)
Net Gain (Loss) on Investments	-	-	(10)	(10)	(19)	(3)	(3)	(9)	(10)

Change in Net Assets from Operations	$-	-	(9)	(9)	(19)	(3)	(3)	(9)	(10)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2018
(in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®

	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$-	1	2	-	-	1	1	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	1	1	-	-	1	-	-	-
Net Investment Income (Loss)	-	-	1	-	-	-	1	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	2	-	(1)	(2)	-	-	-
Capital Gains Distributions	1	3	7	-	3	2	2	-	-
Unrealized Appreciation (Depreciation)	(3)	(10)	(22)	-	(2)	(15)	(6)	-	-
Net Gain (Loss) on Investments	(2)	(7)	(13)	-	-	(15)	(4)	-	-

Change in Net Assets from Operations	$(2)	(7)	(12)	-	-	(15)	(3)	-	-

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2018
(in thousands)

	American Funds Insurance Series® Managed Risk Funds

	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total
Investment Income:
Income:
Dividend Distributions	$-	-	-	-	7	1,427
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	-	-	5	961
Net Investment Income (Loss)	-	-	-	-	2	466
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	1	-	-	-	2	3,622
Capital Gains Distributions	1	-	-	-	20	5,732
Unrealized Appreciation (Depreciation)	(2)	(1)	(1)	(1)	(56)	(17,588)
Net Gain (Loss) on Investments	-	(1)	(1)	(1)	(34)	(8,234)

Change in Net Assets from Operations	$-	(1)	(1)	(1)	(32)	(7,768)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	Federated Insurance Series						MFS® Variable Insurance Trust

	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$59	18	103	86	4	(6)	(9)	29	(83)	(73)	45	51
Net Realized Gain (Loss) and Capital Gains Distributions	(94)	(106)	(12)	3	-	-	894	554	1,427	952	196	151
Unrealized Appreciation (Depreciation)	(190)	301	(146)	(3)	-	-	(1,158)	565	(1,102)	1,625	(446)	150
Change in Net Assets from Operations	(225)	213	(55)	86	4	(6)	(273)	1,148	242	2,504	(205)	352

Deposits	207	215	97	123	129	152	307	300	494	470	224	236

Payments and Withdrawals:
Death Benefits	-	6	-	-	701	207	-	8	-	9	-	-
Withdrawals	165	93	59	96	89	47	367	263	684	748	145	155
Administrative Fees	144	146	82	89	88	96	280	282	504	494	212	218
Net Transfers to (from) Fixed Account	(35)	29	78	(17)	(730)	(146)	125	104	158	107	36	(10)
Payments and Withdrawals	274	274	219	168	148	204	772	657	1,346	1,358	393	363

Net Assets:
Net Increase (Decrease)	(292)	154	(177)	41	(15)	(58)	(738)	791	(610)	1,616	(374)	225
Beginning of Year	2,310	2,156	1,462	1,421	1,158	1,216	6,069	5,278	10,236	8,620	3,348	3,123

End of Year	$2,018	2,310	1,285	1,462	1,143	1,158	5,331	6,069	9,626	10,236	2,974	3,348

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.

	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Strategic Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$44	46	24	297	34	44	(29)	(27)	18	2	49	49
Net Realized Gain (Loss) and Capital Gains Distributions	(6)	8	167	105	(12)	(3)	85	436	435	152	249	293
Unrealized Appreciation (Depreciation)	(73)	10	(158)	692	(54)	18	(234)	191	(1,159)	959	(825)	76
Change in Net Assets from Operations	(35)	64	33	1,094	(32)	59	(178)	600	(706)	1,113	(527)	418

Deposits	198	224	555	558	124	126	206	200	386	387	437	495

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	9	-	-
Withdrawals	86	98	490	536	39	29	243	91	314	249	339	366
Administrative Fees	123	136	462	492	69	77	158	159	235	242	283	297
Net Transfers to (from) Fixed Account	42	37	284	92	68	3	38	79	(27)	181	85	55
Payments and Withdrawals	251	271	1,236	1,120	176	109	439	329	522	681	707	718

Net Assets:
Net Increase (Decrease)	(88)	17	(648)	532	(84)	76	(411)	471	(842)	819	(797)	195
Beginning of Year	1,812	1,795	8,588	8,056	1,150	1,074	3,408	2,937	4,591	3,772	5,606	5,411

End of Year	$1,724	1,812	7,940	8,588	1,066	1,150	2,997	3,408	3,749	4,591	4,809	5,606

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		Dreyfus Variable Investment Fund

	VP Income & Growth Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$16	22	(8)	(6)	1	2	14	12	18	21	(53)	(49)
Net Realized Gain (Loss) and Capital Gains Distributions	149	78	277	132	25	11	(8)	(5)	610	584	1,355	348
Unrealized Appreciation (Depreciation)	(269)	145	(263)	268	(55)	12	(32)	12	(947)	390	(2,525)	1,000
Change in Net Assets from Operations	(104)	245	6	394	(29)	25	(26)	19	(319)	995	(1,223)	1,299

Deposits	111	101	153	135	24	22	83	91	248	269	376	377

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	7	-	21
Withdrawals	89	83	115	57	14	5	47	41	278	178	345	294
Administrative Fees	84	88	85	78	20	20	42	46	234	248	329	329
Net Transfers to (from) Fixed Account	11	42	26	1	18	-	(5)	(8)	99	67	71	52
Payments and Withdrawals	184	213	226	136	52	25	84	79	611	500	745	696

Net Assets:
Net Increase (Decrease)	(177)	133	(67)	393	(57)	22	(27)	31	(682)	764	(1,592)	980
Beginning of Year	1,445	1,312	1,654	1,261	246	224	713	682	4,650	3,886	6,632	5,652

End of Year	$1,268	1,445	1,587	1,654	189	246	686	713	3,968	4,650	5,040	6,632
See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

					JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust

	Dreyfus Stock Index Fund, Inc. - Initial Shares		The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$162	165	7	2	-	1	(16)	(17)	4	1	50	59
Net Realized Gain (Loss) and Capital Gains Distributions	1,386	1,164	153	73	216	100	427	208	129	159	21	29
Unrealized Appreciation (Depreciation)	(2,511)	2,178	(195)	34	(287)	127	(908)	330	(390)	98	(270)	151
Change in Net Assets from Operations	(963)	3,507	(35)	109	(71)	228	(497)	521	(257)	258	(199)	239

	1,152	1,137	75	91	76	91	346	350	199	177	248	289

Payments and Withdrawals:
Death Benefits	-	7	-	-	-	-	-	-	-	-	-	-
Withdrawals	1,198	1,021	44	48	25	79	211	305	198	75	141	130
Administrative Fees	1,057	1,067	65	73	73	74	200	199	111	110	146	153
Net Transfers to (from) Fixed Account	254	144	51	30	114	14	(12)	90	110	(50)	24	21
Payments and Withdrawals	2,509	2,239	160	151	212	167	399	594	419	135	311	304

Net Assets:
Net Increase (Decrease)	(2,320)	2,405	(120)	49	(207)	152	(550)	277	(477)	300	(262)	224
Beginning of Year	20,088	17,683	823	774	1,240	1,088	4,014	3,737	2,277	1,977	2,689	2,465

End of Year	$17,768	20,088	703	823	1,033	1,240	3,464	4,014	1,800	2,277	2,427	2,689

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	Franklin Templeton Variable Insurance Products Trust						Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

	Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(7)	(6)	3	5	55	52	19	4	(6)	(5)	(4)	(3)
Net Realized Gain (Loss) and Capital Gains Distributions	81	62	26	21	7	14	212	229	87	66	47	40
Unrealized Appreciation (Depreciation)	(125)	96	(412)	647	(555)	355	(393)	261	(115)	70	(60)	83
Change in Net Assets from Operations	(51)	152	(383)	673	(493)	421	(162)	494	(34)	131	(17)	120

Deposits	57	58	206	241	270	286	210	224	50	39	26	27

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	64	57	126	98	173	165	165	189	21	11	23	21
Administrative Fees	41	40	112	117	147	154	182	188	34	28	26	22
Net Transfers to (from) Fixed Account	(19)	2	(103)	225	(28)	8	156	207	(34)	(24)	(96)	27
Payments and Withdrawals	86	99	135	440	292	327	503	584	21	15	(47)	70

Net Assets:
Net Increase (Decrease)	(80)	111	(312)	474	(515)	380	(455)	134	(5)	155	56	77
Beginning of Year	877	766	2,230	1,756	3,068	2,688	3,656	3,522	658	503	435	358

End of Year	$797	877	1,918	2,230	2,553	3,068	3,201	3,656	653	658	491	435

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products

	V.I. Core Equity Fund - Series I Shares		Mid-Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Smaller-Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$2	4	(14)	(13)	(20)	(18)	(18)	(18)	(5)	-	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	122	116	75	53	270	611	150	145	138	79	1	1
Unrealized Appreciation (Depreciation)	(275)	54	(157)	281	(436)	4	(439)	128	(210)	122	(3)	3
Change in Net Assets from Operations	(151)	174	(96)	321	(186)	597	(307)	255	(77)	201	(1)	5

Deposits	142	151	136	137	154	108	212	239	109	112	2	2

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	101	140	105	83	174	79	148	136	94	30	-	-
Administrative Fees	78	84	86	83	95	89	108	114	57	58	3	7
Net Transfers to (from) Fixed Account	27	(8)	(7)	22	126	(95)	91	63	49	5	(1)	(3)
Payments and Withdrawals	206	216	184	188	395	73	347	313	200	93	2	4

Net Assets:
Net Increase (Decrease)	(215)	109	(144)	270	(427)	632	(442)	181	(168)	220	(1)	3
Beginning of Year	1,550	1,441	1,763	1,493	2,413	1,781	2,436	2,255	1,189	969	64	61

End of Year	$1,335	1,550	1,619	1,763	1,986	2,413	1,994	2,436	1,021	1,189	63	64

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	Fidelity® Variable Insurance Products

	VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2		VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	(1)	-	-	1	1	1	1	-	-	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	19	1	1	9	6	4	5	9	8	-	1
Unrealized Appreciation (Depreciation)	-	(7)	(1)	-	(19)	14	(14)	13	(28)	23	(3)	3
Change in Net Assets from Operations	-	11	-	1	(9)	21	(9)	19	(19)	31	(3)	4

Deposits	-	3	4	3	7	9	1	1	24	20	2	2

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	135	3	1	18	-	-	-	2	-	-	-
Administrative Fees	1	9	4	9	9	10	6	6	11	10	1	1
Net Transfers to (from) Fixed Account	(1)	-	-	-	1	-	(1)	1	7	(1)	(1)	-
Payments and Withdrawals	-	144	7	10	28	10	5	7	20	9	-	1

Net Assets:
Net Increase (Decrease)	-	(130)	(3)	(6)	(30)	20	(13)	13	(15)	42	(1)	5
Beginning of Year	3	133	10	16	157	137	127	114	200	158	20	15

End of Year	$3	3	7	10	127	157	114	127	185	200	19	20

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	Fidelity® Variable Insurance Products						Northern Lights Variable Trust

	VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	-	-	-	1	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	1	1	1	3	3	3	1	-	3	-	9	1
Unrealized Appreciation (Depreciation)	(4)	3	(10)	9	(13)	10	(3)	1	(10)	6	(22)	15
Change in Net Assets from Operations	(3)	4	(9)	12	(10)	13	(2)	1	(7)	7	(12)	17

Deposits	6	5	13	13	17	24	15	2	7	10	22	26

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	-	5	1	-	-	-	-	-	3	-
Administrative Fees	1	1	3	3	6	6	2	1	3	4	14	15
Net Transfers to (from) Fixed Account	-	-	-	1	-	1	(26)	-	-	-	(1)	(5)
Payments and Withdrawals	1	1	3	9	7	7	(24)	1	3	4	16	10

Net Assets:
Net Increase (Decrease)	2	8	1	16	-	30	37	2	(3)	13	(6)	33
Beginning of Year	23	15	69	53	84	54	11	9	67	54	128	95

End of Year	$25	23	70	69	84	84	48	11	64	67	122	128

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	American Funds Insurance Series®

	Global Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	1	-	-	-	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	2	-	-	-	2	-	-	-	-	-
Unrealized Appreciation (Depreciation)	-	-	(2)	2	(15)	1	(6)	1	-	-	-	-
Change in Net Assets from Operations	-	-	-	2	(15)	1	(3)	1	-	-	-	-

Deposits	1	1	7	4	11	4	15	5	1	1	1	-

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	14	-	-	-	1	-	-	-	1	-
Administrative Fees	-	-	3	1	4	1	5	2	-	-	1	-
Net Transfers to (from) Fixed Account	-	-	17	(17)	(67)	(12)	(27)	(9)	-	-	(1)	(3)
Payments and Withdrawals	-	-	34	(16)	(63)	(11)	(21)	(7)	-	-	1	(3)

Net Assets:
Net Increase (Decrease)	1	1	(27)	22	59	16	33	13	1	1	-	3
Beginning of Year	1	-	33	11	17	1	18	5	1	-	3	-

End of Year	$2	1	6	33	76	17	51	18	2	1	3	3

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	American Funds Insurance Series® Managed Risk Funds

	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	-	-	2	(1)	466	734
Net Realized Gain (Loss) and Capital Gains Distributions	2	-	-	1	-	3	-	4	22	7	9,354	6,926
Unrealized Appreciation (Depreciation)	(2)	1	(1)	1	(1)	-	(1)	(1)	(56)	51	(17,588)	11,579
Change in Net Assets from Operations	-	1	(1)	2	(1)	3	(1)	3	(32)	57	(7,768)	19,239

Deposits	8	2	3	2	3	5	2	1	91	71	8,290	8,454

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	701	274
Withdrawals	-	4	-	4	1	32	-	33	3	10	6,966	6,320
Administrative Fees	3	1	1	1	2	2	1	-	24	22	6,160	6,302
Net Transfers to (from) Fixed Account	2	(8)	8	(6)	(1)	(2)	(10)	-	(6)	(1)	937	1,285
Payments and Withdrawals	5	(3)	9	(1)	2	32	(9)	33	21	31	14,764	14,181

Net Assets:
Net Increase (Decrease)	3	6	(7)	5	-	(24)	10	(29)	38	97	(14,242)	13,512
Beginning of Year	10	4	12	7	8	32	-	29	495	398	118,045	104,533

End of Year	$13	10	5	12	8	8	10	-	533	495	103,803	118,045

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies
Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may conduct.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The following Series-Type Mutual Funds are available in the Account:

Federated Insurance Series	Calamos® Advisors Trust
Managed Volatility Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Mid-Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Smaller-Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income PortfolioSM - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 PortfolioSM - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 PortfolioSM - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 PortfolioSM - Service Class 2
VP Income & Growth Fund - Class I	VIP Freedom 2025 PortfolioSM - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 PortfolioSM - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 PortfolioSM - Service Class 2
VIP Freedom 2040 PortfolioSM - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 PortfolioSM - Service Class 2
VP Inflation Protection Fund - Class II
Northern Lights Variable Trust
Dreyfus Variable Investment Fund	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares

Dreyfus Stock Index Fund, Inc. - Initial Shares	American Funds Insurance Series®
Global Bond Fund - Class 2 Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Global Growth Fund - Class 2 Shares
New World Fund® - Class 2 Shares
JPMorgan Insurance Trust	Growth-Income Fund - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
American Funds Insurance Series® Managed Risk Funds
Franklin Templeton Variable Insurance Products Trust	Managed Risk Growth Fund - Class P2 Shares
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Asset Allocation Fund - Class P2 Shares

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Fund Changes

The Federated Managed Tail Risk Fund II was reorganized as Federated Managed Volatility Fund II on August 17, 2018.

There were no funds that merged during the year ended December 31, 2017.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The Account is exposed to risks that issuers of debt securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of those investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Recently Issued Accounting Standards

In May 2014, the Financial Accounting Standards Board (FASB) issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity’s contracts with customers.  Certain contracts, including insurance contracts, are specifically excluded from this guidance.  In August 2015, the FASB deferred the effective date of this guidance for public entities to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period.  All revenues applicable to the Account are accounted for as insurance-type revenues and are excluded under this FASB.

In August 2018, the FASB issued guidance regarding the disclosure requirements for fair value.  This guidance modifies the disclosure requirements for fair value measurement in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  We are currently evaluating this guidance which will only impact disclosures.

All other new accounting standards and updates of existing standards issued in 2018 and 2017 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 26, 2019, the date that the financial statements have been issued.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2. Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2018:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Volatility Fund II - P	$409	$417
Federated High Income Bond Fund II - P	246	265
Federated Government Money Fund II - S	1,780	1,795
MFS® Research Series - Initial Class Shares	1,115	887
MFS® Growth Series - Initial Class Shares	1,449	1,663
MFS® Total Return Series - Initial Class Shares	488	467
MFS® Total Return Bond Series - Initial Class Shares	324	333
MFS® Utilities Series - Initial Class Shares	862	1,487
MFS® Strategic Income Portfolio - Initial Class Shares	188	206
American Century VP Capital Appreciation Fund - Class I	290	533
American Century VP International Fund - Class I	979	805
American Century VP Value Fund - Class I	631	852
American Century VP Income & Growth Fund - Class I	268	217
American Century VP Ultra® Fund - Class I	457	363
American Century VP Mid Cap Value Fund - Class I	44	55
American Century VP Inflation Protection Fund - Class II	154	141
Dreyfus Appreciation Portfolio - Initial Shares	944	727
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	1,635	980
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,157	2,901
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	249	175
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	249	238
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	884	687
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	306	486
Franklin Global Real Estate VIP Fund - Class 2	432	445
Franklin Small-Mid Cap Growth VIP Fund - Class 2	190	133
Templeton Developing Markets VIP Fund - Class 2	532	458
Templeton Foreign VIP Fund - Class 2	514	481
Calamos Growth and Income Portfolio	486	618
Invesco V.I. American Franchise Fund - Series I Shares	195	125
Invesco V.I. Technology Fund - Series I Shares	171	78
Invesco V.I. Core Equity Fund - Series I Shares	291	253
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	180	242
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	504	500
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	308	461
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	235	226
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	6	4
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	4	7
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	13	29
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	7	8
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	34	25
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	1
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	7	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	14	3
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	19	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	42	2
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	11	4
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	39	25
American Funds Global Bond Fund - Class 2	1	-
American Funds Global Growth Fund - Class 2	13	37
American Funds New World Fund - Class 2	98	22
American Funds Growth-Income Fund - Class 2	47	8
American Funds Capital Income Builder - Class 2	1	-
American Funds Asset Allocation Fund - Class 2	2	2
American Funds Managed Risk Growth Fund - Class P2	16	12
American Funds Managed Risk International Fund - Class P2	5	11
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	6	5
American Funds Managed Risk Growth-Income Fund - Class P2	12	1
American Funds Managed Risk Asset Allocation Fund - Class P2	120	28
Total	$20,666	$20,942

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2017:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Volatility Fund II - P	$340	$381
Federated High Income Bond Fund II - P	300	259
Federated Government Money Fund II - S	1,098	1,156
MFS® Research Series - Initial Class Shares	797	744
MFS® Growth Series - Initial Class Shares	975	1,557
MFS® Total Return Series - Initial Class Shares	461	448
MFS® Total Return Bond Series - Initial Class Shares	373	374
MFS® Utilities Series - Initial Class Shares	1,080	1,345
MFS® Strategic Income Portfolio - Initial Class Shares	208	147
American Century VP Capital Appreciation Fund - Class I	643	400
American Century VP International Fund - Class I	563	855
American Century VP Value Fund - Class I	799	973
American Century VP Income & Growth Fund - Class I	176	235
American Century VP Ultra® Fund - Class I	286	224
American Century VP Mid Cap Value Fund - Class I	34	30
American Century VP Inflation Protection Fund - Class II	152	128
Dreyfus Appreciation Portfolio - Initial Shares	911	575
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	544	842
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,026	2,523
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	162	166
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	189	252
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	553	787
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	447	311
Franklin Global Real Estate VIP Fund - Class 2	469	425
Franklin Small-Mid Cap Growth VIP Fund - Class 2	155	124
Templeton Developing Markets VIP Fund - Class 2	316	510
Templeton Foreign VIP Fund - Class 2	464	453
Calamos Growth and Income Portfolio	511	695
Invesco V.I. American Franchise Fund - Series I Shares	129	64
Invesco V.I. Technology Fund - Series I Shares	65	89
Invesco V.I. Core Equity Fund - Series I Shares	300	284
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	166	230
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	933	341
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	350	442
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	201	124
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	7	7
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	5	145
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	3	10
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	15	11
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	7	9
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	28	11
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	1
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	6	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	15	9
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	26	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	2	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	11	4
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	38	21
American Funds Global Bond Fund - Class 2	1	-
American Funds Global Growth Fund - Class 2	32	12
American Funds New World Fund - Class 2	16	1
American Funds Growth-Income Fund - Class 2	15	3
American Funds Capital Income Builder - Class 2	1	-
American Funds Asset Allocation Fund - Class 2	3	-
American Funds Managed Risk Growth Fund - Class P2	10	5
American Funds Managed Risk International Fund - Class P2	12	9
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	8	34
American Funds Managed Risk Growth-Income Fund - Class P2	3	34
American Funds Managed Risk Asset Allocation Fund - Class P2	77	34
Total	$17,520	$18,862

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2018 and 2017, all assets are measured at fair value on a recurring basis totaling $103,803,000 and $118,045,000, respectively, were Level 2 assets. The Account did not have any transfers between levels during the years ended December 31, 2018 and 2017.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	30% - 0% of actual premiums paid
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 for maintenance $20 additional fee for first 12 months of contract and first 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6.02 - $45 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.01 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $38.50 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2018, $31,000 (2017 - $45,000) was assessed in surrender charges for Century II Variable Universal Life, $101,000 (2017 - $83,000) for Century II Accumulator Variable Universal Life and $52,000 (2017 - $57,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees, and cost of insurance.  During the year ended 2018, other fees and charges, primarily cost of insurance, totaled $5,624,000 (2017 - $5,720,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $908,000 (2017 - $924,000) in 2018.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 - $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	50.00% - 2.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

Surrender charges
During the year ended 2018, ($1,000) (2017 - ($4,000)) was assessed in surrender charges for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and cost of insurance. During the year ended 2018, other fees and charges, primarily cost of insurance, totaled $589,000 (2017 - $566,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2018:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Managed Volatility Fund II - P	$15	1	2	$18
Federated High Income Bond Fund II - P	11	-	1	12
Federated Government Money Fund II - S	9	-	1	10
MFS® Research Series - Initial Class Shares	46	3	2	51
MFS® Growth Series - Initial Class Shares	86	4	3	93
MFS® Total Return Series - Initial Class Shares	21	2	3	26
MFS® Total Return Bond Series - Initial Class Shares	12	-	2	14
MFS® Utilities Series - Initial Class Shares	59	3	7	69
MFS® Strategic Income Portfolio - Initial Class Shares	8	-	1	9
American Century VP Capital Appreciation Fund - Class I	27	-	2	29
American Century VP International Fund - Class I	34	1	3	38
American Century VP Value Fund - Class I	32	3	8	43
American Century VP Income & Growth Fund - Class I	10	1	1	12
American Century VP Ultra® Fund - Class I	9	1	3	13
American Century VP Mid Cap Value Fund - Class I	2	-	-	2
American Century VP Inflation Protection Fund - Class II	5	-	1	6
Dreyfus Appreciation Portfolio - Initial Shares	35	-	3	38
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	45	3	5	53
Dreyfus Stock Index Fund, Inc. - Initial Shares	148	10	11	169
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	6	1	-	7
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	7	2	1	10
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	24	2	6	32
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	13	1	3	17
Franklin Global Real Estate VIP Fund - Class 2	16	-	4	20
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6	-	1	7
Templeton Developing Markets VIP Fund - Class 2	12	-	4	16
Templeton Foreign VIP Fund - Class 2	16	1	5	22
Calamos Growth and Income Portfolio	19	2	6	27
Invesco V.I. American Franchise Fund - Series I Shares	4	1	1	6
Invesco V.I. Technology Fund - Series I Shares	3	-	1	4
Invesco V.I. Core Equity Fund - Series I Shares	10	-	2	12
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	11	1	2	14
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	18	-	2	20
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	14	-	4	18
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	9	-	1	10
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	-	-	1
American Funds Global Bond Fund - Class 2	-	-	-	-
American Funds Global Growth Fund - Class 2	-	-	-	-
American Funds New World Fund - Class 2	1	-	-	1
American Funds Growth-Income Fund - Class 2	-	-	-	-
American Funds Capital Income Builder - Class 2	-	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-	-
American Funds Managed Risk Growth Fund - Class P2	-	-	-	-
American Funds Managed Risk International Fund - Class P2	-	-	-	-
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	-	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2	-	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2	5	-	-	5
	$815	$44	$102	$961

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2018:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Volatility Fund II - P	21	23	(2)
Federated High Income Bond Fund II - P	5	8	(3)
Federated Government Money Fund II - S	138	140	(2)
MFS® Research Series - Initial Class Shares	8	19	(11)
MFS® Growth Series - Initial Class Shares	14	29	(15)
MFS® Total Return Series - Initial Class Shares	7	12	(5)
MFS® Total Return Bond Series - Initial Class Shares	11	13	(2)
MFS® Utilities Series - Initial Class Shares	12	23	(11)
MFS® Strategic Income Portfolio - Initial Class Shares	7	9	(2)
American Century VP Capital Appreciation Fund - Class I	7	12	(5)
American Century VP International Fund - Class I	22	27	(5)
American Century VP Value Fund - Class I	22	34	(12)
American Century VP Income & Growth Fund - Class I	8	12	(4)
American Century VP Ultra® Fund - Class I	7	10	(3)
American Century VP Mid Cap Value Fund - Class I	1	2	(1)
American Century VP Inflation Protection Fund - Class II	9	9	-
Dreyfus Appreciation Portfolio - Initial Shares	9	20	(11)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	18	29	(11)
Dreyfus Stock Index Fund, Inc. - Initial Shares	38	75	(37)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	3	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	6	(3)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	13	15	(2)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	6	11	(5)
Franklin Global Real Estate VIP Fund - Class 2	14	17	(3)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	5	7	(2)
Templeton Developing Markets VIP Fund - Class 2	18	15	3
Templeton Foreign VIP Fund - Class 2	16	16	-
Calamos Growth and Income Portfolio	10	19	(9)
Invesco V.I. American Franchise Fund - Series I Shares	13	10	3
Invesco V.I. Technology Fund - Series I Shares	18	9	9
Invesco V.I. Core Equity Fund - Series I Shares	12	16	(4)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	11	14	(3)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	7	15	(8)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	8	12	(4)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	6	10	(4)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	1	1
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3	-	3
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	1	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	2	2	-
American Funds Global Bond Fund - Class 2	-	-	-
American Funds Global Growth Fund - Class 2	1	2	(1)
American Funds New World Fund - Class 2	7	1	6
American Funds Growth-Income Fund - Class 2	3	-	3
American Funds Capital Income Builder - Class 2	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-
American Funds Managed Risk Growth Fund - Class P2	1	1	-
American Funds Managed Risk International Fund - Class P2	-	1	(1)
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2	1	-	1
American Funds Managed Risk Asset Allocation Fund - Class P2	8	2	6

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2017:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Volatility Fund II - P	19	22	(3)
Federated High Income Bond Fund II - P	6	8	(2)
Federated Government Money Fund II - S	86	90	(4)
MFS® Research Series - Initial Class Shares	9	18	(9)
MFS® Growth Series - Initial Class Shares	14	34	(20)
MFS® Total Return Series - Initial Class Shares	9	12	(3)
MFS® Total Return Bond Series - Initial Class Shares	13	15	(2)
MFS® Utilities Series - Initial Class Shares	13	21	(8)
MFS® Strategic Income Portfolio - Initial Class Shares	7	6	1
American Century VP Capital Appreciation Fund - Class I	7	11	(4)
American Century VP International Fund - Class I	21	32	(11)
American Century VP Value Fund - Class I	31	40	(9)
American Century VP Income & Growth Fund - Class I	7	14	(7)
American Century VP Ultra® Fund - Class I	7	7	-
American Century VP Mid Cap Value Fund - Class I	1	1	-
American Century VP Inflation Protection Fund - Class II	9	8	1
Dreyfus Appreciation Portfolio - Initial Shares	11	19	(8)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	18	29	(11)
Dreyfus Stock Index Fund, Inc. - Initial Shares	40	75	(35)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	2	3	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	5	8	(3)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	14	21	(7)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	8	7	1
Franklin Global Real Estate VIP Fund - Class 2	16	16	-
Franklin Small-Mid Cap Growth VIP Fund - Class 2	5	8	(3)
Templeton Developing Markets VIP Fund - Class 2	11	18	(7)
Templeton Foreign VIP Fund - Class 2	14	16	(2)
Calamos Growth and Income Portfolio	11	24	(13)
Invesco V.I. American Franchise Fund - Series I Shares	9	7	2
Invesco V.I. Technology Fund - Series I Shares	7	13	(6)
Invesco V.I. Core Equity Fund - Series I Shares	15	19	(4)
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	11	15	(4)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	13	11	2
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	10	12	(2)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	7	6	1
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	10	(10)
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	1	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	3	2	1
American Funds Global Bond Fund - Class 2	-	-	-
American Funds Global Growth Fund - Class 2	2	-	2
American Funds New World Fund - Class 2	1	-	1
American Funds Growth-Income Fund - Class 2	1	-	1
American Funds Capital Income Builder - Class 2	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-
American Funds Managed Risk Growth Fund - Class P2	1	-	1
American Funds Managed Risk International Fund - Class P2	1	1	-
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	1	3	(2)
American Funds Managed Risk Growth-Income Fund - Class P2	-	3	(3)
American Funds Managed Risk Asset Allocation Fund - Class P2	6	3	3

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

6. Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2018 as follows:

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Federated Managed Volatility Fund II - P
2018	128	$9.855	to	$18.267	$2,018	3.47%	0.50% to 0.90%	-10.01%	to	-9.64%
2017	130	$10.906	to	$20.298	$2,310	1.61%	0.50% to 0.90%	9.96%	to	10.40%
2016	133	$9.879	to	$18.460	$2,156	1.77%	0.50% to 0.90%	-5.06%	to	-4.68%
2015	142	$10.364	to	$19.443	$2,444	1.68%	0.50% to 0.90%	-7.13%	to	-6.76%
2014	146	$11.115	to	$20.936	$2,703	1.74%	0.50% to 0.90%	-1.85%	to	-1.46%

Federated High Income Bond Fund II - P
2018	41	$28.419	to	$32.373	$1,285	8.13%	0.50% to 0.90%	-4.16%	to	-3.77%
2017	44	$29.570	to	$33.777	$1,462	6.66%	0.50% to 0.90%	5.98%	to	6.41%
2016	46	$27.797	to	$31.870	$1,421	6.17%	0.50% to 0.90%	13.79%	to	14.25%
2015	49	$24.331	to	$28.007	$1,327	5.85%	0.50% to 0.90%	-3.45%	to	-3.06%
2014	70	$25.098	to	$29.007	$1,926	5.95%	0.50% to 0.90%	1.77%	to	2.18%

Federated Government Money Fund II - S
2018	90	$11.272	to	$13.034	$1,143	1.23%	0.50% to 0.90%	0.35%	to	0.75%
2017	92	$11.188	to	$12.989	$1,158	0.31%	0.50% to 0.90%	-0.59%	to	-0.19%
2016	96	$11.209	to	$13.066	$1,216	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%
2015	108	$11.265	to	$13.184	$1,372	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%
2014	133	$11.322	to	$13.303	$1,719	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%

MFS® Research Series - Initial Class Shares
2018	133	$24.685	to	$42.931	$5,331	0.70%	0.50% to 0.90%	-5.23%	to	-4.85%
2017	144	$25.943	to	$45.301	$6,069	1.35%	0.50% to 0.90%	22.27%	to	22.75%
2016	153	$21.134	to	$37.051	$5,278	0.79%	0.50% to 0.90%	7.76%	to	8.20%
2015	165	$19.533	to	$34.382	$5,288	0.73%	0.50% to 0.90%	-0.10%	to	0.30%
2014	185	$19.474	to	$34.416	$5,889	0.83%	0.50% to 0.90%	9.21%	to	9.65%

MFS® Growth Series - Initial Class Shares
2018	195	$27.065	to	$52.780	$9,626	0.09%	0.50% to 0.90%	1.74%	to	2.16%
2017	210	$26.494	to	$51.875	$10,236	0.10%	0.50% to 0.90%	30.23%	to	30.75%
2016	230	$20.263	to	$39.833	$8,620	0.04%	0.50% to 0.90%	1.52%	to	1.93%
2015	251	$19.879	to	$39.235	$9,298	0.16%	0.50% to 0.90%	6.60%	to	7.02%
2014	281	$18.575	to	$36.807	$9,687	0.10%	0.50% to 0.90%	7.97%	to	8.40%

MFS® Total Return Series - Initial Class Shares
2018	91	$22.496	to	$38.092	$2,974	2.19%	0.50% to 0.90%	-6.46%	to	-6.08%
2017	96	$23.953	to	$40.723	$3,348	2.36%	0.50% to 0.90%	11.30%	to	11.74%
2016	99	$21.437	to	$36.590	$3,123	2.90%	0.50% to 0.90%	8.12%	to	8.55%
2015	106	$19.748	to	$33.843	$3,082	2.61%	0.50% to 0.90%	-1.26%	to	-0.87%
2014	119	$19.921	to	$34.276	$3,528	1.85%	0.50% to 0.90%	7.53%	to	7.96%

MFS® Total Return Bond Series - Initial Class Shares
2018	72	$20.852	to	$25.072	$1,724	3.28%	0.50% to 0.90%	-1.98%	to	-1.59%
2017	74	$21.188	to	$25.507	$1,812	3.35%	0.50% to 0.90%	3.52%	to	3.94%
2016	76	$20.385	to	$24.615	$1,795	3.49%	0.50% to 0.90%	3.30%	to	3.71%
2015	75	$19.655	to	$23.829	$1,724	3.43%	0.50% to 0.90%	-1.19%	to	-0.80%
2014	89	$19.814	to	$24.117	$2,061	2.96%	0.50% to 0.90%	4.90%	to	5.32%

MFS® Utilities Series - Initial Class Shares
2018	130	$33.959	to	$72.921	$7,940	1.10%	0.50% to 0.90%	0.15%	to	0.55%
2017	141	$33.772	to	$72.813	$8,588	4.29%	0.50% to 0.90%	13.81%	to	14.26%
2016	149	$29.557	to	$63.980	$8,056	3.86%	0.50% to 0.90%	10.47%	to	10.92%
2015	159	$26.648	to	$57.915	$7,767	4.22%	0.50% to 0.90%	-15.28%	to	-14.95%
2014	180	$31.331	to	$68.364	$10,382	2.09%	0.50% to 0.90%	11.72%	to	12.17%

MFS® Strategic Income Portfolio - Initial Class Shares
2018	47	$22.423	to	$22.876	$1,066	3.96%	0.50% to 0.90%	-2.87%	to	-2.48%
2017	49	$22.994	to	$23.553	$1,150	4.69%	0.50% to 0.90%	5.29%	to	5.71%
2016	48	$21.752	to	$22.370	$1,074	3.11%	0.50% to 0.90%	7.27%	to	7.70%
2015	50	$20.197	to	$20.854	$1,029	5.87%	0.50% to 0.90%	-2.73%	to	-2.34%
2014	50	$20.681	to	$21.439	$1,074	3.24%	0.50% to 0.90%	2.35%	to	2.76%

American Century VP Capital Appreciation Fund - Class I
2018	83	$29.123	to	$38.622	$2,997	0.00%	0.50% to 0.90%	-6.05%	to	-5.67%
2017	88	$30.874	to	$40.995	$3,408	0.00%	0.50% to 0.90%	20.70%	to	21.19%
2016	92	$25.476	to	$33.871	$2,937	0.00%	0.50% to 0.90%	2.30%	to	2.71%
2015	96	$24.803	to	$33.017	$2,997	0.00%	0.50% to 0.90%	1.02%	to	1.42%
2014	103	$24.455	to	$32.594	$3,169	0.00%	0.50% to 0.90%	7.17%	to	7.60%

American Century VP International Fund - Class I
2018	154	$16.321	to	$26.347	$3,749	1.27%	0.50% to 0.90%	-15.98%	to	-15.65%
2017	159	$19.348	to	$31.359	$4,591	0.89%	0.50% to 0.90%	30.03%	to	30.55%
2016	170	$14.820	to	$24.116	$3,772	1.05%	0.50% to 0.90%	-6.35%	to	-5.97%
2015	172	$15.761	to	$25.750	$4,044	0.37%	0.50% to 0.90%	-0.14%	to	0.25%
2014	178	$15.721	to	$25.787	$4,198	1.66%	0.50% to 0.90%	-6.35%	to	-5.98%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

American Century VP Value Fund - Class I
2018	219	$19.874	to	$28.541	$4,809	1.65%	0.50% to 0.90%	-9.97%	to	-9.61%
2017	231	$22.074	to	$31.574	$5,606	1.66%	0.50% to 0.90%	7.77%	to	8.21%
2016	240	$20.482	to	$29.179	$5,411	1.74%	0.50% to 0.90%	19.40%	to	19.88%
2015	259	$17.154	to	$24.340	$4,889	2.13%	0.50% to 0.90%	-4.74%	to	-4.37%
2014	269	$18.008	to	$25.451	$5,320	1.54%	0.50% to 0.90%	12.07%	to	12.52%

American Century VP Income & Growth Fund - Class I
2018	79	$15.167	to	$23.231	$1,268	1.91%	0.50% to 0.90%	-7.70%	to	-7.34%
2017	83	$16.433	to	$25.070	$1,445	2.38%	0.50% to 0.90%	19.41%	to	19.89%
2016	90	$13.762	to	$20.911	$1,312	2.38%	0.50% to 0.90%	12.46%	to	12.92%
2015	99	$12.237	to	$18.519	$1,279	2.08%	0.50% to 0.90%	-6.47%	to	-6.09%
2014	114	$13.083	to	$19.720	$1,565	2.04%	0.50% to 0.90%	11.50%	to	11.94%

American Century VP Ultra® Fund - Class I
2018	49	$31.253	to	$33.271	$1,587	0.25%	0.50% to 0.90%	-0.15%	to	0.25%
2017	52	$31.300	to	$33.187	$1,654	0.36%	0.50% to 0.90%	31.04%	to	31.57%
2016	52	$23.885	to	$25.224	$1,261	0.34%	0.50% to 0.90%	3.51%	to	3.92%
2015	53	$23.075	to	$24.272	$1,247	0.44%	0.50% to 0.90%	5.32%	to	5.74%
2014	55	$21.910	to	$22.954	$1,233	0.37%	0.50% to 0.90%	9.01%	to	9.44%

American Century VP Mid Cap Value Fund - Class I
2018	8	$23.513	to	$24.736	$189	1.41%	0.50% to 0.90%	-13.62%	to	-13.27%
2017	9	$27.221	to	$28.522	$246	1.55%	0.50% to 0.90%	10.69%	to	11.14%
2016	9	$24.591	to	$25.663	$224	1.67%	0.50% to 0.90%	21.76%	to	22.24%
2015	11	$20.197	to	$20.994	$215	1.62%	0.50% to 0.90%	-2.32%	to	-1.92%
2014	13	$20.676	to	$21.406	$262	1.20%	0.50% to 0.90%	15.38%	to	15.84%

American Century VP Inflation Protection Fund - Class II
2018	48	$13.996	to	$14.900	$686	2.85%	0.50% to 0.90%	-3.70%	to	-3.31%
2017	48	$14.533	to	$15.410	$713	2.64%	0.50% to 0.90%	2.74%	to	3.16%
2016	47	$14.145	to	$14.938	$682	1.81%	0.50% to 0.90%	3.45%	to	3.87%
2015	44	$13.673	to	$14.382	$603	1.91%	0.50% to 0.90%	-3.34%	to	-2.96%
2014	41	$14.146	to	$14.820	$584	1.33%	0.50% to 0.90%	2.37%	to	2.79%

Dreyfus Appreciation Portfolio - Initial Shares
2018	129	$22.953	to	$32.258	$3,968	1.25%	0.50% to 0.90%	-7.69%	to	-7.32%
2017	140	$24.765	to	$34.884	$4,650	1.34%	0.50% to 0.90%	26.19%	to	26.70%
2016	148	$19.547	to	$27.643	$3,886	1.64%	0.50% to 0.90%	6.94%	to	7.37%
2015	158	$18.206	to	$25.850	$3,883	1.69%	0.50% to 0.90%	-3.34%	to	-2.95%
2014	177	$18.760	to	$26.744	$4,508	1.83%	0.50% to 0.90%	7.12%	to	7.55%

Dreyfus Opportunistic Small Cap Portfolio - Initial Shares
2018	207	$18.912	to	$26.107	$5,040	0.00%	0.50% to 0.90%	-19.81%	to	-19.48%
2017	218	$23.488	to	$32.555	$6,632	0.00%	0.50% to 0.90%	23.57%	to	24.06%
2016	229	$18.933	to	$26.346	$5,652	0.00%	0.50% to 0.90%	16.02%	to	16.49%
2015	244	$16.253	to	$22.708	$5,176	0.00%	0.50% to 0.90%	-3.15%	to	-2.76%
2014	269	$16.715	to	$23.447	$5,897	0.00%	0.50% to 0.90%	0.68%	to	1.09%

Dreyfus Stock Index Fund, Inc. - Initial Shares
2018	533	$24.626	to	$34.857	$17,768	1.65%	0.50% to 0.90%	-5.49%	to	-5.12%
2017	570	$25.954	to	$36.883	$20,088	1.71%	0.50% to 0.90%	20.45%	to	20.93%
2016	605	$21.461	to	$30.620	$17,683	2.02%	0.50% to 0.90%	10.71%	to	11.15%
2015	646	$19.308	to	$27.659	$17,003	1.81%	0.50% to 0.90%	0.20%	to	0.60%
2014	706	$19.192	to	$27.604	$18,502	1.75%	0.50% to 0.90%	12.41%	to	12.86%

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2018	14	$18.500	to	$58.358	$703	1.77%	0.50% to 0.90%	-5.26%	to	-4.88%
2017	16	$19.450	to	$61.430	$823	1.14%	0.50% to 0.90%	14.30%	to	14.76%
2016	17	$16.948	to	$53.596	$774	1.31%	0.50% to 0.90%	9.38%	to	9.82%
2015	19	$15.432	to	$48.864	$787	1.05%	0.50% to 0.90%	-4.06%	to	-3.68%
2014	21	$16.021	to	$50.793	$887	1.05%	0.50% to 0.90%	12.44%	to	12.89%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2018	31	$23.851	to	$37.428	$1,033	0.84%	0.50% to 0.90%	-7.01%	to	-6.64%
2017	34	$25.546	to	$40.139	$1,240	0.88%	0.50% to 0.90%	21.24%	to	21.72%
2016	37	$20.987	to	$33.017	$1,088	1.00%	0.50% to 0.90%	9.94%	to	10.38%
2015	41	$19.013	to	$29.948	$1,119	1.13%	0.50% to 0.90%	-0.04%	to	0.36%
2014	44	$18.945	to	$29.878	$1,181	0.92%	0.50% to 0.90%	12.88%	to	13.33%

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2018	99	$28.143	to	$40.854	$3,464	0.37%	0.50% to 0.90%	-12.72%	to	-12.37%
2017	101	$32.115	to	$46.680	$4,014	0.32%	0.50% to 0.90%	14.20%	to	14.65%
2016	108	$28.011	to	$40.765	$3,737	0.54%	0.50% to 0.90%	19.14%	to	19.61%
2015	116	$23.418	to	$34.123	$3,362	0.14%	0.50% to 0.90%	-6.13%	to	-5.75%
2014	119	$24.847	to	$36.251	$3,670	0.14%	0.50% to 0.90%	8.61%	to	9.05%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2018	49	$36.452	to	$38.805	$1,800	0.99%	0.50% to 0.90%	-12.63%	to	-12.28%
2017	54	$41.722	to	$44.237	$2,277	0.79%	0.50% to 0.90%	12.75%	to	13.20%
2016	53	$37.004	to	$39.079	$1,977	0.85%	0.50% to 0.90%	13.67%	to	14.12%
2015	55	$32.555	to	$34.243	$1,803	0.98%	0.50% to 0.90%	-3.53%	to	-3.14%
2014	59	$33.745	to	$35.353	$2,026	0.77%	0.50% to 0.90%	14.08%	to	14.53%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Franklin Global Real Estate VIP Fund - Class 2
2018	103	$23.154	to	$24.952	$2,427	2.66%	0.50% to 0.90%	-7.62%	to	-7.24%
2017	106	$24.962	to	$26.934	$2,689	3.06%	0.50% to 0.90%	9.49%	to	9.93%
2016	106	$22.708	to	$24.533	$2,465	1.19%	0.50% to 0.90%	-0.36%	to	0.04%
2015	108	$22.700	to	$24.554	$2,517	3.21%	0.50% to 0.90%	-0.33%	to	0.07%
2014	113	$22.684	to	$24.568	$2,627	0.45%	0.50% to 0.90%	13.98%	to	14.44%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2018	48	$14.914	to	$22.378	$797	0.00%	0.50% to 0.90%	-6.22%	to	-5.84%
2017	50	$15.903	to	$23.767	$877	0.00%	0.50% to 0.90%	20.32%	to	20.79%
2016	53	$13.218	to	$19.676	$766	0.00%	0.50% to 0.90%	3.23%	to	3.65%
2015	54	$12.804	to	$18.983	$748	0.00%	0.50% to 0.90%	-3.53%	to	-3.14%
2014	56	$13.272	to	$19.598	$810	0.00%	0.50% to 0.90%	6.51%	to	6.94%

Templeton Developing Markets VIP Fund - Class 2
2018	74	$24.136	to	$31.280	$1,918	0.87%	0.50% to 0.90%	-16.55%	to	-16.22%
2017	71	$28.924	to	$37.334	$2,230	0.97%	0.50% to 0.90%	39.15%	to	39.71%
2016	78	$20.786	to	$26.723	$1,756	0.83%	0.50% to 0.90%	16.39%	to	16.86%
2015	81	$17.859	to	$22.868	$1,581	2.04%	0.50% to 0.90%	-20.32%	to	-20.01%
2014	78	$22.414	to	$28.587	$1,898	1.52%	0.50% to 0.90%	-9.21%	to	-8.85%

Templeton Foreign VIP Fund - Class 2
2018	107	$16.310	to	$32.006	$2,553	2.65%	0.50% to 0.90%	-16.20%	to	-15.87%
2017	107	$19.386	to	$38.089	$3,068	2.54%	0.50% to 0.90%	15.65%	to	16.11%
2016	109	$16.696	to	$32.845	$2,688	1.95%	0.50% to 0.90%	6.22%	to	6.64%
2015	112	$15.656	to	$30.838	$2,567	3.19%	0.50% to 0.90%	-7.33%	to	-6.96%
2014	112	$16.827	to	$33.186	$2,775	1.84%	0.50% to 0.90%	-11.93%	to	-11.58%

Calamos Growth and Income Portfolio
2018	114	$25.230	to	$31.282	$3,201	1.26%	0.50% to 0.90%	-5.25%	to	-4.87%
2017	123	$26.521	to	$32.923	$3,656	0.86%	0.50% to 0.90%	14.48%	to	14.94%
2016	136	$23.074	to	$28.680	$3,522	2.42%	0.50% to 0.90%	5.37%	to	5.79%
2015	141	$21.811	to	$27.144	$3,473	2.71%	0.50% to 0.90%	0.22%	to	0.61%
2014	149	$21.678	to	$27.012	$3,655	0.97%	0.50% to 0.90%	5.89%	to	6.31%

Invesco V.I. American Franchise Fund - Series I Shares
2018	66	$9.148	to	$16.730	$653	0.00%	0.50% to 0.90%	-4.49%	to	-4.11%
2017	63	$9.578	to	$17.447	$658	0.08%	0.50% to 0.90%	26.21%	to	26.70%
2016	61	$7.589	to	$13.770	$503	0.00%	0.50% to 0.90%	1.35%	to	1.76%
2015	61	$7.488	to	$13.532	$500	0.00%	0.50% to 0.90%	4.06%	to	4.49%
2014	71	$7.196	to	$12.951	$551	0.04%	0.50% to 0.90%	7.46%	to	7.90%

Invesco V.I. Technology Fund - Series I Shares
2018	68	$6.141	to	$17.686	$491	0.00%	0.50% to 0.90%	-1.35%	to	-0.96%
2017	59	$6.225	to	$17.857	$435	0.00%	0.50% to 0.90%	33.93%	to	34.46%
2016	65	$4.648	to	$13.280	$358	0.00%	0.50% to 0.90%	-1.65%	to	-1.26%
2015	74	$4.726	to	$13.449	$412	0.00%	0.50% to 0.90%	5.87%	to	6.28%
2014	80	$4.464	to	$12.654	$423	0.00%	0.50% to 0.90%	10.04%	to	10.50%

Invesco V.I. Core Equity Fund - Series I Shares
2018	98	$12.539	to	$16.702	$1,335	0.91%	0.50% to 0.90%	-10.21%	to	-9.85%
2017	102	$13.965	to	$18.526	$1,550	1.03%	0.50% to 0.90%	12.17%	to	12.61%
2016	106	$12.450	to	$16.452	$1,441	0.77%	0.50% to 0.90%	9.27%	to	9.72%
2015	106	$11.394	to	$14.995	$1,321	1.15%	0.50% to 0.90%	-6.61%	to	-6.24%
2014	109	$12.200	to	$15.993	$1,451	0.86%	0.50% to 0.90%	7.18%	to	7.61%

Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)
2018	107	$13.891	to	$19.826	$1,619	0.00%	0.50% to 0.90%	-5.84%	to	-5.45%
2017	110	$14.752	to	$20.969	$1,763	0.00%	0.50% to 0.90%	21.58%	to	22.06%
2016	114	$12.133	to	$17.179	$1,493	0.00%	0.50% to 0.90%	1.11%	to	1.52%
2015	116	$12.000	to	$16.922	$1,514	0.00%	0.50% to 0.90%	4.42%	to	4.84%
2014	124	$11.492	to	$16.141	$1,548	0.00%	0.50% to 0.90%	6.18%	to	6.61%

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2018	74	$25.305	to	$38.066	$1,986	0.00%	0.50% to 0.90%	-9.27%	to	-8.91%
2017	82	$27.891	to	$41.788	$2,413	0.00%	0.50% to 0.90%	33.71%	to	34.25%
2016	80	$20.859	to	$31.127	$1,781	0.00%	0.50% to 0.90%	17.95%	to	18.42%
2015	87	$17.685	to	$26.286	$1,649	0.00%	0.50% to 0.90%	8.83%	to	9.27%
2014	95	$16.250	to	$24.056	$1,643	0.00%	0.50% to 0.90%	24.00%	to	24.50%

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)
2018	62	$31.313	to	$33.334	$1,994	0.00%	0.50% to 0.90%	-13.60%	to	-13.26%
2017	66	$36.243	to	$38.429	$2,436	0.00%	0.50% to 0.90%	11.06%	to	11.51%
2016	68	$32.633	to	$34.463	$2,255	0.00%	0.50% to 0.90%	12.64%	to	13.09%
2015	68	$28.970	to	$30.473	$2,016	0.00%	0.50% to 0.90%	-4.17%	to	-3.78%
2014	70	$30.230	to	$31.671	$2,152	0.00%	0.50% to 0.90%	4.84%	to	5.26%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2018	55	$18.487	to	$19.371	$1,021	0.43%	0.50% to 0.90%	-7.48%	to	-7.11%
2017	59	$19.982	to	$20.853	$1,189	0.79%	0.50% to 0.90%	20.50%	to	20.98%
2016	58	$16.582	to	$17.237	$969	0.66%	0.50% to 0.90%	6.76%	to	7.20%
2015	54	$15.532	to	$16.080	$849	0.82%	0.50% to 0.90%	-0.48%	to	-0.09%
2014	53	$15.607	to	$16.094	$839	0.74%	0.50% to 0.90%	10.65%	to	11.10%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2018	5	$13.107	to	$13.733	$63	1.50%	0.50% to 0.90%	-3.15%	to	-2.77%
2017	5	$13.533	to	$14.124	$64	1.35%	0.50% to 0.90%	7.39%	to	7.82%
2016	5	$12.602	to	$13.099	$61	1.31%	0.50% to 0.90%	3.24%	to	3.65%
2015	5	$-	to	$12.502	$56	1.62%	0.50% to 0.90%	-1.46%	to	0.00%
2014	5	$12.388	to	$12.774	$57	1.27%	0.50% to 0.90%	2.61%	to	3.02%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2018	0	$14.430	to	$15.120	$3	1.31%	0.50% to 0.90%	-5.12%	to	-4.74%
2017	0	$15.209	to	$15.873	$3	0.06%	0.50% to 0.90%	11.79%	to	12.24%
2016	10	$13.605	to	$14.142	$133	1.29%	0.50% to 0.90%	4.28%	to	4.70%
2015	10	$-	to	$13.361	$130	1.60%	0.50% to 0.90%	-1.42%	to	0.00%
2014	10	$13.234	to	$13.647	$138	1.41%	0.50% to 0.90%	3.28%	to	3.69%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2018	0	$14.524	to	$15.218	$7	1.18%	0.50% to 0.90%	-6.13%	to	-5.76%
2017	1	$15.473	to	$16.148	$10	1.14%	0.50% to 0.90%	13.77%	to	14.23%
2016	1	$13.600	to	$14.136	$16	1.06%	0.50% to 0.90%	4.63%	to	5.05%
2015	2	$-	to	$13.312	$32	1.56%	0.50% to 0.90%	-1.40%	to	0.00%
2014	3	$13.182	to	$13.593	$40	1.33%	0.50% to 0.90%	3.52%	to	3.93%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2018	9	$14.365	to	$15.052	$127	1.28%	0.50% to 0.90%	-6.93%	to	-6.55%
2017	10	$15.434	to	$16.107	$157	1.30%	0.50% to 0.90%	15.22%	to	15.68%
2016	10	$13.395	to	$13.923	$137	1.27%	0.50% to 0.90%	4.85%	to	5.27%
2015	11	$-	to	$13.226	$140	1.60%	0.50% to 0.90%	-1.34%	to	0.00%
2014	11	$12.949	to	$13.353	$142	1.44%	0.50% to 0.90%	3.66%	to	4.08%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2018	7	$14.997	to	$15.714	$114	1.21%	0.50% to 0.90%	-7.61%	to	-7.24%
2017	8	$16.233	to	$16.941	$127	1.24%	0.50% to 0.90%	16.51%	to	16.99%
2016	8	$13.932	to	$14.481	$114	1.20%	0.50% to 0.90%	5.04%	to	5.45%
2015	9	$13.264	to	$13.732	$126	1.41%	0.50% to 0.90%	-1.40%	to	-1.00%
2014	11	$13.452	to	$13.871	$150	1.53%	0.50% to 0.90%	3.92%	to	4.33%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2018	13	$14.750	to	$15.456	$185	1.13%	0.50% to 0.90%	-8.88%	to	-8.51%
2017	12	$16.188	to	$16.894	$200	1.20%	0.50% to 0.90%	19.61%	to	20.10%
2016	12	$13.534	to	$14.067	$158	1.20%	0.50% to 0.90%	5.42%	to	5.84%
2015	12	$-	to	$13.291	$160	1.51%	0.50% to 0.90%	-1.42%	to	0.00%
2014	12	$13.023	to	$13.429	$154	1.30%	0.50% to 0.90%	3.81%	to	4.22%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2018	1	$17.159	to	$17.765	$19	0.98%	0.50% to 0.90%	-10.31%	to	-9.95%
2017	1	$19.132	to	$19.728	$20	1.04%	0.50% to 0.90%	2.97%	to	22.46%
2016	1	$15.685	to	$16.109	$15	1.18%	0.50% to 0.90%	5.57%	to	5.99%
2015	1	$-	to	$14.858	$14	1.43%	0.50% to 0.90%	-1.40%	to	0.00%
2014	1	$15.069	to	$15.353	$13	0.81%	0.50% to 0.90%	3.71%	to	4.13%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2018	1	$17.154	to	$17.759	$25	1.01%	0.50% to 0.90%	-10.93%	to	-10.57%
2017	1	$19.259	to	$19.859	$23	1.05%	0.50% to 0.90%	22.19%	to	22.68%
2016	1	$15.761	to	$16.187	$15	1.35%	0.50% to 0.90%	5.57%	to	5.99%
2015	1	$-	to	$14.929	$10	1.01%	0.50% to 0.90%	-1.38%	to	0.00%
2014	1	$15.138	to	$15.424	$15	1.46%	0.50% to 0.90%	3.76%	to	4.17%

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2018	4	$17.255	to	$17.864	$70	0.99%	0.50% to 0.90%	-10.94%	to	-10.58%
2017	4	$19.375	to	$19.978	$69	1.08%	0.50% to 0.90%	22.20%	to	22.69%
2016	3	$15.855	to	$16.283	$53	1.28%	0.50% to 0.90%	5.61%	to	6.02%
2015	3	$-	to	$15.013	$40	1.72%	0.50% to 0.90%	-1.42%	to	0.00%
2014	2	$15.230	to	$15.517	$30	2.67%	0.50% to 0.90%	3.74%	to	4.15%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2018	5	$17.286	to	$17.896	$84	0.99%	0.50% to 0.90%	-10.94%	to	-10.58%
2017	4	$19.409	to	$20.013	$84	1.12%	0.50% to 0.90%	22.20%	to	22.69%
2016	3	$15.883	to	$16.312	$54	1.41%	0.50% to 0.90%	5.61%	to	6.03%
2015	3	$-	to	$15.040	$41	1.41%	0.50% to 0.90%	-1.47%	to	0.00%
2014	2	$15.264	to	$15.552	$38	1.20%	0.50% to 0.90%	3.77%	to	4.19%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2018	4	$11.360	to	$11.667	$48	1.68%	0.50% to 0.90%	-6.88%	to	-6.51%
2017	1	$12.199	to	$12.479	$11	1.60%	0.50% to 0.90%	9.60%	to	10.03%
2016	1	$11.131	to	$11.341	$9	1.30%	0.50% to 0.90%	5.27%	to	5.69%
2015	2	$-	to	$10.574	$16	1.03%	0.50% to 0.90%	-5.35%	to	0.00%
2014	3	$11.172	to	$11.292	$33	1.00%	0.50% to 0.90%	2.14%	to	2.55%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2018	5	$11.763	to	$12.082	$64	1.65%	0.50% to 0.90%	-8.06%	to	-7.68%
2017	5	$12.794	to	$13.087	$67	1.64%	0.50% to 0.90%	12.83%	to	13.28%
2016	5	$11.339	to	$11.553	$54	1.57%	0.50% to 0.90%	5.36%	to	5.79%
2015	18	$-	to	$10.921	$194	1.48%	0.50% to 0.90%	-7.20%	to	0.00%
2014	49	$11.597	to	$11.721	$573	0.99%	0.50% to 0.90%	1.89%	to	2.30%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2018	10	$11.678	to	$11.994	$122	1.57%	0.50% to 0.90%	-9.54%	to	-9.18%
2017	10	$12.910	to	$13.206	$128	1.64%	0.50% to 0.90%	16.60%	to	17.08%
2016	9	$11.072	to	$11.280	$95	1.92%	0.50% to 0.90%	4.62%	to	5.04%
2015	41	$-	to	$10.739	$429	1.37%	0.50% to 0.90%	-9.95%	to	0.00%
2014	44	$11.753	to	$11.879	$519	0.75%	0.50% to 0.90%	0.40%	to	0.81%

American Funds Global Bond Fund - Class 2[e]
2018	0	$9.885	to	$9.991	$2	2.52%	0.50% to 0.90%	-2.22%	to	-1.86%
2017	0	$10.109	to	$10.180	$1	1.10%	0.50% to 0.90%	5.90%	to	6.35%
2016	0	$9.546	to	$9.572	$-	0.00%	0.50% to 0.90%	-4.54%	to	-4.28%

American Funds Global Growth Fund - Class 2[e]
2018	1	$12.107	to	$12.237	$6	0.28%	0.50% to 0.90%	-9.86%	to	-9.50%
2017	2	$13.432	to	$13.522	$33	0.94%	0.50% to 0.90%	30.29%	to	30.82%
2016	1	$10.309	to	$10.336	$11	1.81%	0.50% to 0.90%	3.09%	to	3.36%

American Funds New World Fund - Class 2[e]
2018	7	$11.302	to	$11.423	$76	0.98%	0.50% to 0.90%	-14.80%	to	-14.47%
2017	1	$13.266	to	$13.355	$17	0.98%	0.50% to 0.90%	28.29%	to	28.80%
2016	0	$10.341	to	$10.369	$1	3.78%	0.50% to 0.90%	3.41%	to	3.69%

American Funds Growth-Income Fund - Class 2[e]
2018	4	$12.760	to	$12.897	$51	1.59%	0.50% to 0.90%	-2.68%	to	-2.28%
2017	1	$13.111	to	$13.198	$18	2.31%	0.50% to 0.90%	21.29%	to	21.78%
2016	0	$10.809	to	$10.838	$5	8.18%	0.50% to 0.90%	8.09%	to	8.38%

American Funds Capital Income Builder - Class 2[e]
2018	0	$10.262	to	$10.372	$2	3.06%	0.50% to 0.90%	-7.91%	to	-7.55%
2017	0	$11.144	to	$11.219	$1	3.62%	0.50% to 0.90%	12.03%	to	12.48%
2016	0	$9.948	to	$9.974	$-	0.00%	0.50% to 0.90%	-0.52%	to	-0.26%

American Funds Asset Allocation Fund - Class 2[e]
2018	0	$11.528	to	$11.651	$3	1.58%	0.50% to 0.90%	-5.46%	to	-5.08%
2017	0	$12.194	to	$12.275	$3	1.77%	0.50% to 0.90%	15.19%	to	15.65%
2016	0	$10.586	to	$10.614	$-	0.00%	0.50% to 0.90%	5.86%	to	6.14%

American Funds Managed Risk Growth Fund - Class P2[e]
2018	1	$12.821	to	$12.959	$13	0.48%	0.50% to 0.90%	-1.27%	to	-0.86%
2017	1	$12.986	to	$13.072	$10	0.21%	0.50% to 0.90%	24.86%	to	25.37%
2016	0	$10.400	to	$10.427	$4	0.76%	0.50% to 0.90%	4.00%	to	4.27%

American Funds Managed Risk International Fund - Class P2[e]
2018	0	$11.102	to	$11.221	$5	1.55%	0.50% to 0.90%	-11.30%	to	-10.95%
2017	1	$12.517	to	$12.601	$12	0.40%	0.50% to 0.90%	27.55%	to	28.06%
2016	1	$9.814	to	$9.840	$7	1.22%	0.50% to 0.90%	-1.86%	to	-1.60%

American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2[e]
2018	1	$11.046	to	$11.164	$8	3.37%	0.50% to 0.90%	-8.20%	to	-7.84%
2017	1	$12.033	to	$12.114	$8	2.01%	0.50% to 0.90%	14.01%	to	14.46%
2016	3	$10.555	to	$10.583	$32	2.29%	0.50% to 0.90%	5.55%	to	5.83%

American Funds Managed Risk Growth-Income Fund - Class P2[e]
2018	1	$12.093	to	$12.223	$10	0.40%	0.50% to 0.90%	-2.86%	to	-2.47%
2017	0	$12.449	to	$12.532	$-	1.86%	0.50% to 0.90%	19.32%	to	19.79%
2016	3	$10.433	to	$10.461	$29	1.84%	0.50% to 0.90%	4.33%	to	4.61%

American Funds Managed Risk Asset Allocation Fund - Class P2[e]
2018	47	$11.262	to	$11.382	$533	1.35%	0.50% to 0.90%	-5.75%	to	-5.38%
2017	41	$11.949	to	$12.029	$495	0.77%	0.50% to 0.90%	13.78%	to	14.23%
2016	38	$10.502	to	$10.530	$398	0.37%	0.50% to 0.90%	5.02%	to	5.30%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

[b]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.  This ratio has been annualized for partial years.

[c]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.   The ratio has not been annualized for partial years.

[e] This portfolio was added effective May 1, 2016.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the three-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2018, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.  Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have served as the Accounts’ auditor since 2016.
/s/ BKD, LLP
Kansas City, Missouri
April 26, 2019

PART C
OTHER INFORMATION
Item 26.  Exhibits
(a)  Board of Directors Resolution.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.
(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (7)
(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (7)
(d)  Contracts.
(1)	Specimen Contract Form. (4)
(2)	Contract Split Option Rider. (2)
(3)	Joint First to Die Term Life Insurance Rider. (2)
(4)	Joint Survivorship Four-Year Term Life Insurance Rider. (2)
(e)  Applications.
Application Form. (1)
(f)  Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)
(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)
(3)	By-Laws of Kansas City Life Insurance Company. (1)
(g)  Reinsurance Contracts. (5)
(h)  Participation Agreements.
(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)

1

b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (8)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (12)
(3)	Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (7)
a.	Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (7)
(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)
a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (8)
e.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (13)
(7)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)
a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

2

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (7)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (9)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (9)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (10)
(12)
Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (12)

(i)  Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (7)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (7)
(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (7)
(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (6)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (6)
(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (6)

3

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (6)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (6)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (6)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (7)
(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (7)
(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (7)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (10)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (12)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (12)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered (14)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
Not Applicable.
(n)  Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (14)
(2)	Consent of BKD, LLP. (14)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (3)
__________
(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

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(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on July 15, 1997 (File No. 333-25443).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 19, 1999 (File No. 033-95354).
(4)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on September 17, 2001 (File No. 333-69508).
(5)  Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).
(6)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(7)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(8)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(11) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(14)  Filed herewith.

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Item 27.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Richard L. Finn	Director
Bryce A. Johnson	Assistant Vice President, Treasurer and Assistant Controller
David S. Kimmel	Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
Philip A. Williams	Senior Vice President, Finance, CFO and Director
* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Missouri	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Item 29.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

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2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

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10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

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(b)  Management.
The directors and principal officers of Sunset Financial Services, Inc. are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
Philip A. Williams	Director
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$138,852.99	None	N/A	N/A
Item 31.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 32.  Management Services
All management contracts are discussed in Part A or Part B.
Item 33.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 22nd day of April, 2019.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary and Director	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 22, 2019

/s/ Philip A. Williams Philip A. Williams	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 22, 2019

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 22, 2019

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 22, 2019

/s/ A. Craig Mason Jr. A. Craig Mason Jr.	Secretary and Director	April 22, 2019

/s/ Kevin G. Barth Kevin G. Barth	Director	April 22, 2019

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 22, 2019

/s/ William R. Blessing William R. Blessing	Director	April 22, 2019

/s/ Michael Braude Michael Braude	Director	April 22, 2019

/s/ James T. Carr James T. Carr	Director	April 22, 2019

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/s/ John C. Cozad John C. Cozad	Director	April 22, 2019

______________________________ Richard L. Finn	Director	April 22, 2019

/s/ David S. Kimmel David S. Kimmel	Director	April 22, 2019

/s/ Cecil R. Miller Cecil R. Miller	Director	April 22, 2019

/s/ Mark A. Milton Mark A. Milton	Director	April 22, 2019

/s/ William A. Schalekamp William A. Schalekamp	Director	April 22, 2019

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Exhibit Index
(k)	Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.

(n)(1)	Consent of Eversheds Sutherland (US) LLP.

(n)(2)	Consent of BKD, LLP.

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